UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period :	October 1, 2016 — September 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9 | 30 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

November 9, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we approach the closing weeks of the year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

About the fund

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Note: 25/75 → 25% S&P 500 Index, 75% Bloomberg Barclays U.S. Aggregate Bond Index; 60/40 Ÿ 60% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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Interview with your fund’s portfolio manager

Robert J. Kea, CFA
Portfolio Manager

Bob is Co-Head of Global Asset Allocation. He holds an M.B.A. from Bentley University and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the 12-month reporting period ended September 30, 2017?

Although uncertainty caused volatility in global stock markets near the end of the U.S. presidential campaign, the November 2016 win by Donald Trump was followed by a strong rally in the United States, fueled at least in part by investors’ expectations of tax reform, infrastructure spending, and business deregulation. As the U.S. dollar rallied, international stocks lagged initially as investors considered potential negative effects on international trade suggested by Trump’s campaign rhetoric and rising populist sentiment in other countries.

International investors gradually turned their focus to solid economic fundamentals in developed and emerging markets, and global stocks began to gain momentum. Geopolitical concerns subsided during the first half of calendar year 2017 as moderate candidates won elections in France and the Netherlands, and trade policies in the United States remained largely unchanged several months into the Trump presidency. Strong corporate earnings reported in the United States for the first two

Dynamic Asset Allocation Balanced Fund 5

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 9/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Balanced Fund

quarters also supported equity prices. As the U.S. dollar cooled, bond markets stabilized, and investors expanded their appetites for riskier assets. Emerging-market stocks also provided positive performance.

Through the remainder of the period, equity markets experienced low volatility and positive momentum in the United States and globally, even against a backdrop of increasing tensions with North Korea and a destructive hurricane season. Lack of legislative progress on health care gave way to other administration priorities, with tax reform next on the agenda.

Citing stable economic growth, solid employment, and a proactive stance regarding inflation, the Federal Open Market Committee [FOMC] raised rates a quarter point in December 2016, and again in March and June 2017, arriving at a target rate of 1.25%. For the 12-month period, the yield curve flattened as short-end rates consistently rose, and longer-term rates fell from highs established late in 2016. The Federal Reserve also formally announced its intention of beginning balance sheet reduction in October 2017.

How did Putnam Dynamic Asset Allocation Balanced Fund perform during the 12-month period ended September 30, 2017?

Putnam Dynamic Asset Allocation Balanced Fund performed in line with our expectations, finishing the period strongly, though it underperformed the all-equity Russell 3000 benchmark [a broad index of U.S. stocks]. It outperformed its secondary benchmark, the Putnam Balanced Blended Benchmark, which contains both stocks and bonds. Both dynamic asset allocation decisions, where asset class exposures are adjusted based on the group’s outlook, and active implementation decisions, including security selection, added value over the 12-month period.

What was the fund’s asset allocation strategy during the period, and how did it affect performance?

Our tactical asset allocation approach during the 12-month period, in particular our preference for equities over rate-sensitive fixed income, aided performance. During the period, both U.S. and global equities performed well, and our exposure to smaller-cap U.S. stocks was also rewarded as these slightly outperformed during the period. These returns came largely in response to expectations that the new U.S. administration would promote a tax agenda that favors small companies.

Regarding active implementation or security selection, results were initially mixed during the period but improved steadily. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad U.S. equity market. Throughout the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. International developed market equity selection, which uses a similar process, also added value. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was also a notable positive contributor.

How did you use derivatives during the period?

We used a variety of derivatives to help mitigate volatility and, in some cases, to seek to enhance fund performance, in line with our preference for equities over rate-sensitive fixed income during the period. Positive contributors to fund performance included futures contracts used in an effort to manage exposure to equity market

Dynamic Asset Allocation Balanced Fund 7

risk, to hedge interest-rate and prepayment risk, to gain exposure to interest rates, and to equitize cash.

How did fixed-income markets perform during the period ended September 30, 2017?

Investment-grade bonds declined in price during the last few months of 2016, driving rates higher. The bond selloff was due to a number of factors, including anticipation of ongoing rate hikes by the Fed and expectations for rising inflation based on potential policy and spending under the new Trump administration. Longer-term bond prices stabilized during the second half of the reporting period, however, as markets had mostly priced in Fed rate hikes in December 2016 and in March and June of 2017. Ultimately, the Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was up just 0.07% for the period. High-yield bonds, in contrast, performed well during the period as measured by the JPMorgan Developed High Yield Index, which gained 9.65% as investors showed greater comfort with risk and the spread of high-yield bonds above U.S. Treasuries narrowed.

What is your outlook for the coming months?

We expect to add value from active implementation and security selection, given that asset allocations were generally close to benchmark at the end of the period. This view is based on what we perceive as a complicated global economic picture. Within dynamic allocation, we expect to remain tactical in our approach across various markets.

Within the U.S. equity market, we believe it will likely take some time for the crosscurrents of domestic political and economic forces to sort themselves out, making flexibility important. We see strong but competing forces within both equity and credit markets, where stretched valuations and tighter spreads are balanced by continued momentum within each asset class. In rate-sensitive fixed income, we believe the long-term trend is for rates to

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

increase, though global demand for U.S. bonds dampens the near-term impact. We expect to see some improvement in commodities performance. Our quantitative model is bullish, and, in our view, macroeconomic data suggest the global economy is firing on all cylinders, which is supportive of commodity prices.

Within security selection, we continue to pursue opportunities in both equities and fixed income. Within fixed income, we continue to focus on less-rate-sensitive sectors such as mortgages. The Fed is signaling a rate increase in December 2017, which would be the fourth in 13 months if it occurs. With the Fed also appearing, in our view, to be committed to a measured unwinding of its $4 trillion balance sheet, and other central banks hinting at eventual hikes, we believe that rates could move gradually higher.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund, which seeks total return, has maintained a stable dividend since June 2014 for class A shares. As a result of increased levels of income in the portfolio, the fund’s quarterly income distribution rate per class A share was increased from $0.053 to $0.056 in September 2017. Similar increases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	7.17%	75.99%	5.82%	55.84%	9.28%	22.53%	7.01%	12.66%
After sales charge	6.90	65.87	5.19	46.88	7.99	15.48	4.91	6.18
Class B (2/11/94)
Before CDSC	6.90	66.03	5.20	50.10	8.46	19.79	6.21	11.80
After CDSC	6.90	66.03	5.20	48.10	8.17	16.79	5.31	6.80
Class C (9/1/94)
Before CDSC	6.35	63.24	5.02	50.17	8.47	19.82	6.21	11.89
After CDSC	6.35	63.24	5.02	50.17	8.47	19.82	6.21	10.89
Class M (2/6/95)
Before sales charge	6.65	67.34	5.28	51.95	8.73	20.67	6.46	12.07
After sales charge	6.49	61.48	4.91	46.64	7.96	16.45	5.21	8.14
Class P (8/31/16)
Net asset value	7.44	80.69	6.09	58.12	9.60	23.67	7.34	13.14
Class R (1/21/03)
Net asset value	6.89	71.49	5.54	53.94	9.01	21.62	6.74	12.43
Class R5 (7/2/12)
Net asset value	7.44	80.38	6.08	57.87	9.56	23.51	7.29	12.96
Class R6 (7/2/12)
Net asset value	7.46	81.44	6.14	58.76	9.69	23.89	7.40	13.03
Class Y (7/5/94)
Net asset value	7.44	80.39	6.08	57.87	9.56	23.47	7.28	12.92

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Balanced Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	9.50%	107.46%	7.57%	94.45%	14.23%	35.79%	10.74%	18.71%
Putnam Balanced Blended
Benchmark*	—†	81.68	6.15	54.05	9.03	23.29	7.23	11.52
Lipper Mixed-Asset Target
Allocation Moderate Funds	6.98	56.55	4.53	40.09	6.93	16.35	5.16	10.08
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/17, there were 546, 494, 452, 334, and 32 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,603 and $16,324, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,148. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $18,069,$17,149, $18,038, $18,144, and $18,039, respectively.

Dynamic Asset Allocation Balanced Fund 11

Fund price and distribution information For the 12-month period ended 9/30/17

									Class	Class
Distributions	Class A		Class B	Class C	Class M		Class P	Class R	R5	R6	Class Y
Number	4		4	4	4		4	4	4	4	4
Income	$0.215		$0.104	$0.111	$0.143		$0.272	$0.182	$0.248	$0.267	$0.253
Capital gains
Long-term gains	0.125		0.125	0.125	0.125		0.125	0.125	0.125	0.125	0.125
Short-term gains	—		—	—	—		—	—	—	—	—
Total	$0.340		$0.229	$0.236	$0.268		$0.397	$0.307	$0.373	$0.392	$0.378
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/16	$14.02	$14.88	$13.96	$13.66	$13.99	$14.50	$14.05	$13.91	$14.04	$14.05	$14.05
9/30/17	15.43	16.37	15.36	15.03	15.39	15.95	15.47	15.31	15.46	15.46	15.46

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/16	1.00%*	1.75%*	1.75%*	1.50%*	0.60%†	1.25%*	0.74%	0.64%	0.75%*
Annualized expense ratio for the
six-month period ended 9/30/17‡	0.97%	1.72%	1.72%	1.47%	0.59%	1.22%	0.73%	0.63%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Dynamic Asset Allocation Balanced Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/17 to 9/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.02	$8.89	$8.89	$7.60	$3.06	$6.31	$3.78	$3.26	$3.73
Ending value (after expenses)	$1,064.50	$1,060.70	$1,060.90	$1,062.00	$1,067.10	$1,063.80	$1,066.00	$1,066.20	$1,065.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/17, use the following calculation method. To find the value of your investment on 4/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.91	$8.69	$8.69	$7.44	$2.99	$6.17	$3.70	$3.19	$3.65
Ending value (after expenses)	$1,020.21	$1,016.44	$1,016.44	$1,017.70	$1,022.11	$1,018.95	$1,021.41	$1,021.91	$1,021.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Dynamic Asset Allocation Balanced Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Dynamic Asset Allocation Balanced Fund 15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2017, Putnam employees had approximately $509,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Balanced Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Dynamic Asset Allocation Balanced Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016.

These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least January 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships

Dynamic Asset Allocation Balanced Fund 19

with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey

20 Dynamic Asset Allocation Balanced Fund

ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	1st

The Trustees noted that your fund’s performance was in the top decile of its Lipper peer group for the three-year period ended December 31, 2016. Over the one-year, three-year and five-year periods ended December 31, 2016, there were 577, 520 and 443 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and

Dynamic Asset Allocation Balanced Fund 21

sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Asset Allocation Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent of the underlying funds, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2017

24 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/17

COMMON STOCKS (55.3%)*	Shares	Value
Basic materials (1.9%)
Anglo American PLC (United Kingdom)	49,720	$892,439
Asahi Kasei Corp. (Japan)	117,000	1,441,578
BASF SE (Germany)	42,974	4,573,220
Cabot Corp.	13,100	730,980
Celanese Corp. Ser. A	6,100	636,047
CIMIC Group, Ltd. (Australia)	71,139	2,475,309
Covestro AG (Germany)	11,174	960,777
Evonik Industries AG (Germany)	88,457	3,159,422
Fortescue Metals Group, Ltd. (Australia)	194,672	788,200
Hitachi Chemical Co., Ltd. (Japan)	38,800	1,064,342
Hitachi Metals, Ltd. (Japan)	19,900	277,082
HOCHTIEF AG (Germany)	16,115	2,718,863
Kajima Corp. (Japan)	67,000	666,115
Kuraray Co., Ltd. (Japan)	51,300	960,102
Mitsubishi Chemical Holdings Corp. (Japan)	155,400	1,482,298
Mitsubishi Gas Chemical Co., Inc. (Japan)	27,800	652,137
Mitsubishi Materials Corp. (Japan)	7,800	269,745
Mondi PLC (South Africa)	12,515	336,240
Newmont Mining Corp.	77,700	2,914,527
Packaging Corp. of America	34,900	4,002,332
Reliance Steel & Aluminum Co.	18,000	1,371,060
Rio Tinto PLC (United Kingdom)	23,104	1,075,218
Sherwin-Williams Co. (The)	20,606	7,377,772
Shin-Etsu Chemical Co., Ltd. (Japan)	7,600	680,158
Sonoco Products Co.	1,047	52,821
Steel Dynamics, Inc.	123,300	4,250,151
Taisei Corp. (Japan)	25,200	1,322,291
Timken Co. (The)	31,800	1,543,890
UPM-Kymmene OYJ (Finland)	64,138	1,738,202
voestalpine AG (Austria)	12,890	657,301
		51,070,619
Capital goods (3.6%)
ACS Actividades de Construccion y Servicios SA (Spain)	63,805	2,364,517
Allison Transmission Holdings, Inc. S	144,400	5,419,332
Avery Dennison Corp.	30,663	3,015,399
BAE Systems PLC (United Kingdom)	40,014	338,602
Berry Plastics Group, Inc. †	1,170	66,281
BWX Technologies, Inc.	31,286	1,752,642
CAE, Inc. (Canada)	6,735	117,832
Canon, Inc. (Japan)	600	20,508
Carlisle Cos., Inc.	17,700	1,775,133
Crane Co.	7,600	607,924
Crown Holdings, Inc. †	114,400	6,831,968
Cummins, Inc.	48,300	8,115,849
Dassault Aviation SA (France)	216	349,352
General Dynamics Corp.	1,524	313,304
HD Supply Holdings, Inc. †	56,000	2,019,920
HEICO Corp.	329	29,547

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (55.3%)* cont.	Shares	Value
Capital goods cont.
Hitachi, Ltd. (Japan)	290,000	$2,045,640
Honeywell International, Inc.	3,356	475,679
Huntington Ingalls Industries, Inc.	14,223	3,220,656
Jacobs Engineering Group, Inc.	40,200	2,342,454
JTEKT Corp (Japan)	39,500	547,720
L3 Technologies, Inc.	58,123	10,952,117
Northrop Grumman Corp.	36,124	10,393,597
Oshkosh Corp.	30,900	2,550,486
Parker Hannifin Corp.	32,600	5,705,652
Quanta Services, Inc. †	87,000	3,251,190
Raytheon Co.	55,835	10,417,694
Republic Services, Inc.	1,767	116,728
Safran SA (France)	4,046	413,353
Sandvik AB (Sweden)	97,283	1,678,137
Spirit AeroSystems Holdings, Inc. Class A	41,000	3,186,520
Thales SA (France)	3,037	343,796
Waste Management, Inc.	56,341	4,409,810
WESCO International, Inc. †	12,300	716,475
		95,905,814
Communication services (1.6%)
ACC Claims Holdings, LLC Class A (Units) F	221,940	1,332
AT&T, Inc.	4,508	176,578
BCE, Inc. (Canada)	7,034	329,559
Cable One, Inc.	800	577,696
Deutsche Telekom AG (Germany)	8,452	157,683
Eutelsat Communications SA (France)	8,831	261,560
I-CABLE Communications, Ltd. (Hong Kong) †	178,447	5,830
Juniper Networks, Inc.	208,394	5,799,605
KDDI Corp. (Japan)	38,800	1,023,626
Nippon Telegraph & Telephone Corp. (Japan)	74,700	3,425,836
PCCW, Ltd. (Hong Kong)	138,000	74,776
Proximus SADP (Belgium)	3,864	133,147
Shaw Communications, Inc. (Canada)	1,363	31,373
Sky PLC (United Kingdom)	250,090	3,066,352
Telstra Corp., Ltd. (Australia)	858,402	2,354,272
Verizon Communications, Inc.	515,370	25,505,661
		42,924,886
Conglomerates (0.4%)
Bouygues SA (France)	62,350	2,958,713
Danaher Corp.	62,146	5,330,884
Marubeni Corp. (Japan)	421,000	2,877,450
		11,167,047
Consumer cyclicals (7.5%)
Adecco Group AG (Switzerland)	37,605	2,928,091
Amazon.com, Inc. †	25	24,034
Aramark	67,550	2,743,206
Aristocrat Leisure, Ltd. (Australia)	80,200	1,326,533
Automatic Data Processing, Inc.	3,838	419,570
Berkeley Group Holdings PLC (The) (United Kingdom)	3,006	149,722

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Booz Allen Hamilton Holding Corp.	48,100	$1,798,459
Bridgestone Corp. (Japan)	8,100	367,836
Canadian Tire Corp., Ltd. (Canada)	2,638	328,421
Carnival PLC (United Kingdom)	43,544	2,767,490
Carter’s, Inc.	11,100	1,096,125
CBS Corp. Class B (non-voting shares)	6,902	400,316
Christian Dior SE (France)	1,195	382,682
Clorox Co. (The)	39,600	5,223,636
Dai Nippon Printing Co., Ltd. (Japan)	44,000	1,054,307
Daimler AG (Registered Shares) (Germany)	1,743	138,992
Discovery Communications, Inc. Class A † S	332,100	7,070,409
Dolby Laboratories, Inc. Class A	13,000	747,760
Ecolab, Inc.	809	104,045
Electrolux AB Ser. B (Sweden)	76,565	2,600,140
Euronet Worldwide, Inc. †	7,131	675,947
FabFurnish GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Ferrari NV (Italy)	472	52,160
Fiat Chrysler Automobiles NV (Italy) †	142,578	2,554,657
Ford Motor Co.	42,900	513,513
GEDI Gruppo Editoriale SpA (Italy) †	4,767	4,226
Harvey Norman Holdings, Ltd. (Australia) S	351,655	1,073,845
Hasbro, Inc.	44,210	4,317,991
Home Depot, Inc. (The)	41,667	6,815,055
Hyatt Hotels Corp. Class A †	12,400	766,196
Industrivarden AB Class A (Sweden)	107,732	2,875,534
International Game Technology PLC	20,100	493,455
Interpublic Group of Cos., Inc. (The)	22,300	463,617
ISS A/S (Denmark)	23,423	941,942
John Wiley & Sons, Inc. Class A	10,973	587,056
KAR Auction Services, Inc.	31,300	1,494,262
Kimberly-Clark Corp.	77,919	9,169,508
Kingfisher PLC (United Kingdom)	559,918	2,239,615
Lagardere SCA (France)	11,952	400,121
Lear Corp.	21,914	3,792,875
Liberty SiriusXM Group Class A †	41,500	1,738,850
Lowe’s Cos., Inc.	214,552	17,151,287
LSC Communications, Inc.	20,000	330,200
LVMH Moet Hennessy Louis Vuitton SA (France)	608	167,756
Marks & Spencer Group PLC (United Kingdom)	566,122	2,680,903
Marriott International, Inc./MD Class A	201	22,162
Masco Corp.	88,600	3,456,286
Mazda Motor Corp. (Japan)	23,500	360,435
METRO AG (Germany)	4,420	52,047
Michaels Cos., Inc. (The) †	58,600	1,258,142
MSC Industrial Direct Co., Inc. Class A	14,800	1,118,436
Namco Bandai Holdings, Inc. (Japan)	18,500	634,817
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (55.3%)* cont.	Shares	Value
Consumer cyclicals cont.
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) F ∆∆ †	1	$1
News Corp. Class A	76,200	1,010,412
News Corp. Class B	1,559	21,280
NVR, Inc. †	942	2,689,410
Owens Corning	40,100	3,101,735
Peugeot SA (France)	116,723	2,779,792
Priceline Group, Inc. (The) †	58	106,188
PVH Corp.	43,800	5,521,428
Ralph Lauren Corp.	102,400	9,040,896
Randstad Holding NV (Netherlands)	12,602	779,568
Renault SA (France)	12,419	1,219,890
Ross Stores, Inc.	95,755	6,182,900
RR Donnelley & Sons Co.	30,700	316,210
RTL Group SA (Belgium)	10,377	785,424
Scotts Miracle-Gro Co. (The) Class A	22,047	2,146,055
ServiceMaster Global Holdings, Inc. †	27,021	1,262,691
Square, Inc. Class A † S	281,600	8,112,896
Suzuki Motor Corp. (Japan)	11,800	619,509
TABCORP Holdings, Ltd. (Australia)	447,581	1,502,894
Taylor Wimpey PLC (United Kingdom)	1,164,610	3,050,927
TJX Cos., Inc. (The)	175,320	12,926,344
Toppan Printing Co., Ltd. (Japan)	143,000	1,419,412
Toro Co. (The)	18,000	1,117,080
TransUnion †	48,900	2,311,014
TUI AG (Germany)	31,321	531,342
Twenty-First Century Fox, Inc.	2,557	67,454
Valeo SA (France)	21,699	1,610,059
Vantiv, Inc. Class A † S	21,044	1,482,971
Visteon Corp. †	17,200	2,128,844
Wal-Mart Stores, Inc.	115,300	9,009,542
Walt Disney Co. (The)	138,881	13,689,500
World Fuel Services Corp.	839	28,450
Yamada Denki Co., Ltd. (Japan)	13,000	71,051
Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	130,000	495,630
		197,013,472
Consumer staples (5.5%)
Altria Group, Inc.	55,569	3,524,186
Associated British Foods PLC (United Kingdom)	25,179	1,077,313
Beiersdorf AG (Germany)	3,033	326,316
Bunge, Ltd.	45,700	3,174,322
Campbell Soup Co. S	70,900	3,319,538
Carlsberg A/S Class B (Denmark)	3,166	346,456
Coca-Cola Amatil, Ltd. (Australia)	339,352	2,061,544
Coca-Cola HBC AG (Switzerland)	11,271	381,354
ConAgra Foods, Inc.	108,349	3,655,695
CVS Health Corp.	4,082	331,948
Darden Restaurants, Inc.	46,100	3,631,758
Delivery Hero Holding GmbH (acquired 6/12/15, cost $123,232) (Private)
(Germany) † ∆∆ F	4,800	171,045

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.3%)* cont.	Shares	Value
Consumer staples cont.
Diageo PLC (United Kingdom)	3,932	$129,246
Distribuidora Internacional de Alimentacion SA (Spain)	69,629	406,124
Dr. Pepper Snapple Group, Inc.	19,500	1,725,165
Energizer Holdings, Inc. S	23,400	1,077,570
Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Luxembourg) † ∆∆ F	518	5,543
Graham Holdings Co. Class B	40	23,404
Heineken Holding NV (Netherlands)	32,949	3,095,924
Henkel AG & Co. KGaA (Preference) (Germany)	2,634	358,476
Hershey Co. (The)	46,721	5,100,532
Ingredion, Inc.	21,600	2,605,824
ITOCHU Corp. (Japan)	197,900	3,242,654
J Sainsbury PLC (United Kingdom)	837,592	2,670,125
J.M. Smucker Co. (The)	1,768	185,516
Kao Corp. (Japan)	56,200	3,313,719
Lamb Weston Holdings, Inc.	40,500	1,899,045
Liberty Interactive Corp. †	12,300	707,865
Loblaw Cos., Ltd. (Canada)	5,716	311,969
ManpowerGroup, Inc.	22,300	2,627,386
McDonald’s Corp.	122,613	19,211,005
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	7,600	336,507
Metro Wholesale & Food Specialist AG (Germany) †	4,420	93,431
Nestle SA (Switzerland)	26,071	2,183,465
NH Foods, Ltd. (Japan)	6,000	165,080
PepsiCo, Inc.	145,420	16,204,151
Pinnacle Foods, Inc.	37,901	2,166,800
Pool Corp.	5,091	550,693
Procter & Gamble Co. (The)	34,992	3,183,572
Spectrum Brands Holdings, Inc. S	10,300	1,090,976
Swedish Match AB (Sweden)	24,504	859,531
Sysco Corp.	130,319	7,030,710
Tate & Lyle PLC (United Kingdom)	330,700	2,873,749
Toyota Tsusho Corp. (Japan)	55,500	1,824,906
Tyson Foods, Inc. Class A	129,300	9,109,185
Ulta Beauty, Inc. †	17,112	3,868,339
Unilever NV ADR (Netherlands)	14,220	841,003
US Foods Holding Corp. †	535	14,285
Walgreens Boots Alliance, Inc.	122,335	9,446,709
Watsco, Inc. S	16,800	2,705,976
WH Group, Ltd. (Hong Kong)	1,833,000	1,951,740
WM Morrison Supermarkets PLC (United Kingdom)	853,742	2,678,136
Yum! Brands, Inc.	48,300	3,555,363
		143,432,874
Energy (2.8%)
Baker Hughes a GE Co.	110,904	4,061,304
Caltex Australia, Ltd. (Australia)	36,493	921,617
Cimarex Energy Co.	49,600	5,638,032
Exxon Mobil Corp.	178,335	14,619,903
Halcon Resources Corp. †	6,477	44,044

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (55.3%)* cont.	Shares	Value
Energy cont.
Marathon Petroleum Corp.	4,632	$259,763
Milagro Oil & Gas, Inc. (Units) F	89	7,209
Nabors Industries, Ltd.	52,100	420,447
Nine Point Energy	1,075	14,792
OMV AG (Austria)	3,125	182,050
ONEOK, Inc.	129,900	7,197,759
Parsley Energy, Inc. Class A †	281,900	7,425,246
Phillips 66	1,386	126,971
QEP Resources, Inc. †	38,800	332,516
Repsol SA (Spain)	204,540	3,768,818
Rowan Cos. PLC Class A † S	42,000	539,700
Royal Dutch Shell PLC Class B (United Kingdom)	59,704	1,835,676
SandRidge Energy, Inc. †	3,243	65,152
Superior Energy Services, Inc. †	32,900	351,372
Tervita Corp. Class A (Canada)	127	967
Total SA (France)	93,749	5,035,396
Valero Energy Corp.	150,500	11,577,965
Vestas Wind Systems A/S (Denmark)	13,102	1,175,720
Williams Cos., Inc. (The)	273,300	8,201,733
Woodside Petroleum, Ltd. (Australia)	13,637	312,552
		74,116,704
Financials (10.7%)
3i Group PLC (United Kingdom)	338,894	4,146,095
Aflac, Inc.	80,866	6,581,684
AGNC Investment Corp. R	115,991	2,514,685
Allianz SE (Germany)	21,289	4,779,423
Allstate Corp. (The)	76,935	7,071,096
Ally Financial, Inc.	130,500	3,165,930
American Financial Group, Inc.	8,100	837,945
American Homes 4 Rent R	3,044	66,085
Ameriprise Financial, Inc.	42,900	6,371,079
Annaly Capital Management, Inc. R	232,801	2,837,844
Apartment Investment & Management Co. Class A R	33,400	1,464,924
Apple Hospitality REIT, Inc. R	51,609	975,926
Aspen Insurance Holdings, Ltd.	10,269	414,868
Assured Guaranty, Ltd.	35,289	1,332,160
AXA SA (France)	114,468	3,462,065
Baloise Holding AG (Switzerland)	2,179	344,734
Banco Santander SA (Spain)	249,762	1,743,710
Bank Leumi Le-Israel BM (Israel)	14,302	75,864
Bank of Montreal (Canada)	5,318	402,467
Barratt Developments PLC (United Kingdom)	214,254	1,764,231
Berkshire Hathaway, Inc. Class B †	1,647	301,928
BNP Paribas SA (France)	36,220	2,921,675
BOC Hong Kong Holdings, Ltd. (Hong Kong)	37,000	180,018
Brandywine Realty Trust R	47,502	830,810
Brixmor Property Group, Inc. R	82,000	1,541,600
Broadridge Financial Solutions, Inc.	568	45,906
Camden Property Trust R	24,791	2,267,137

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.3%)* cont.	Shares	Value
Financials cont.
Cheung Kong Property Holdings, Ltd. (Hong Kong)	379,500	$3,156,398
Chimera Investment Corp. R	56,104	1,061,488
Citigroup, Inc.	398,100	28,957,794
CME Group, Inc.	2,238	303,652
Colony NorthStar, Inc. Class A R	126,500	1,588,840
CoreLogic, Inc. †	15,117	698,708
Corporate Office Properties Trust R	1,637	53,743
Credit Agricole SA (France)	90,966	1,653,546
Daiwa Securities Group, Inc. (Japan)	61,000	345,875
DGB Financial Group, Inc. (South Korea)	69,348	636,754
Discover Financial Services	72,000	4,642,560
DNB ASA (Norway)	94,035	1,894,986
Duke Realty Corp. R	71,100	2,049,102
E*Trade Financial Corp. †	161,400	7,038,654
East West Bancorp, Inc.	23,900	1,428,742
Empire State Realty Trust, Inc. Class A R	1,167	23,970
EPR Properties R	1,512	105,447
Equity Commonwealth † R	22,267	676,917
Equity Lifestyle Properties, Inc. R	10,900	927,372
Equity Residential Trust R	69,011	4,549,895
First Hawaiian, Inc.	58,400	1,768,936
Forest City Realty Trust, Inc. Class A R	61,000	1,556,110
Gaming and Leisure Properties, Inc. R	23,289	859,131
Goldman Sachs Group, Inc. (The)	82,300	19,520,737
Hartford Financial Services Group, Inc. (The)	93,200	5,166,076
HCP, Inc. R	111,800	3,111,394
Highwoods Properties, Inc. R	28,009	1,458,989
HSBC Holdings PLC (United Kingdom)	72,818	719,233
Industrial Bank of Korea (South Korea)	123,650	1,555,429
Intercontinental Exchange, Inc.	553	37,991
Investor AB Class B (Sweden)	1,806	89,204
Japan Post Bank Co., Ltd. (Japan)	14,000	173,085
JPMorgan Chase & Co.	356,031	34,004,521
Kerry Properties, Ltd. (Hong Kong)	262,000	1,087,749
Lamar Advertising Co. Class A R	1,227	84,086
Legal & General Group PLC (United Kingdom)	102,945	358,522
Liberty Property Trust R	28,492	1,169,882
Lincoln National Corp.	46,200	3,394,776
Lloyds Banking Group PLC (United Kingdom)	421,257	382,325
Mapfre SA (Spain)	203,255	661,586
MFA Financial, Inc. R	73,863	647,040
Mid-America Apartment Communities, Inc. R	5,400	577,152
Mitsubishi UFJ Financial Group, Inc. (Japan)	624,477	4,057,725
Mizuho Financial Group, Inc. (Japan)	2,096,000	3,675,488
Morgan Stanley	68,100	3,280,377
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	14,029	2,999,481
National Bank of Canada (Canada)	3,731	179,560
New World Development Co., Ltd. (Hong Kong)	1,089,000	1,567,854

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (55.3%)* cont.	Shares	Value
Financials cont.
NN Group NV (Netherlands)	66,266	$2,773,304
Nomura Holdings, Inc. (Japan)	325,300	1,822,689
Nomura Real Estate Holdings, Inc. (Japan)	24,000	513,028
Nordea Bank AB (Sweden)	28,742	389,583
ORIX Corp. (Japan)	203,800	3,289,890
Outfront Media, Inc. R	28,700	722,666
Park Hotels & Resorts, Inc. R	65,858	1,815,046
Partners Group Holding AG (Switzerland)	451	305,992
Persimmon PLC (United Kingdom)	85,936	2,973,281
PNC Financial Services Group, Inc. (The)	3,925	528,972
Popular, Inc. (Puerto Rico)	43,071	1,547,972
Prudential Financial, Inc.	73,900	7,857,048
Quality Care Properties, Inc. † R	35,378	548,359
Raymond James Financial, Inc.	9,500	801,135
Reinsurance Group of America, Inc.	11,447	1,597,200
Resona Holdings, Inc. (Japan)	542,300	2,786,798
Retail Properties of America, Inc. Class A R	4,263	55,973
Senior Housing Properties Trust R	26,900	525,895
Societe Generale SA (France)	50,555	2,959,764
Spirit Realty Capital, Inc. R	208,779	1,789,236
Starwood Property Trust, Inc. R	66,178	1,437,386
Sumitomo Mitsui Financial Group, Inc. (Japan)	100,700	3,873,691
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,900	791,361
Sun Hung Kai Properties, Ltd. (Hong Kong)	85,000	1,387,299
SunTrust Banks, Inc.	79,400	4,745,738
Swiss Life Holding AG (Switzerland)	829	292,014
Swiss Re AG (Switzerland)	37,652	3,410,007
TCF Financial Corp.	55,900	952,536
Travelers Cos., Inc. (The)	20,809	2,549,519
Two Harbors Investment Corp. R	89,035	897,473
U.S. Bancorp	3,894	208,679
United Overseas Bank, Ltd. (Singapore)	20,400	353,528
Unum Group	49,100	2,510,483
Validus Holdings, Ltd.	18,900	930,069
VEREIT, Inc. R	245,200	2,032,708
Voya Financial, Inc.	47,507	1,895,054
Wharf Holdings, Ltd. (The) (Hong Kong)	69,000	614,971
Wheelock and Co., Ltd. (Hong Kong)	241,000	1,695,028
WP Carey, Inc. R	8,700	586,293
		281,148,439
Health care (7.2%)
Alfresa Holdings Corp. (Japan)	9,400	172,361
AmerisourceBergen Corp.	75,700	6,264,175
AstraZeneca PLC (United Kingdom)	6,582	437,025
Baxter International, Inc.	92,971	5,833,930
Bayer AG (Germany)	34,610	4,716,413
Bio-Rad Laboratories, Inc. Class A †	378	83,999
Bruker Corp.	22,400	666,400
C.R. Bard, Inc.	16,800	5,384,400

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.3%)* cont.	Shares	Value
Health care cont.
Celgene Corp. †	133,400	$19,452,388
Charles River Laboratories International, Inc. †	16,579	1,790,864
Eli Lilly & Co.	118,100	10,102,274
Fresenius SE & Co. KGaA (Germany)	339	27,345
Gilead Sciences, Inc.	291,400	23,609,228
GlaxoSmithKline PLC (United Kingdom)	230,998	4,607,461
Hologic, Inc. †	21,300	781,497
Humana, Inc.	1,970	479,951
Johnson & Johnson	242,346	31,507,403
McKesson Corp.	65,200	10,015,372
Medipal Holdings Corp. (Japan)	47,500	825,500
Merck & Co., Inc.	186,607	11,948,446
Mitsubishi Tanabe Pharma Corp. (Japan)	63,900	1,468,850
Novartis AG (Switzerland)	53,852	4,610,245
Pfizer, Inc.	19,597	699,613
Premier, Inc. Class A †	20,700	674,199
Roche Holding AG (Switzerland)	24,007	6,128,497
Sanofi (France)	53,026	5,265,029
Shionogi & Co., Ltd. (Japan)	43,200	2,363,285
Taro Pharmaceutical Industries, Ltd. (Israel) † S	2,072	233,494
Thermo Fisher Scientific, Inc.	213	40,300
UnitedHealth Group, Inc.	130,151	25,490,073
WellCare Health Plans, Inc. †	19,685	3,380,702
Zoetis, Inc.	6,355	405,195
		189,465,914
Technology (10.4%)
Adobe Systems, Inc. †	21,480	3,204,386
Agilent Technologies, Inc.	76,200	4,892,040
Alphabet, Inc. Class A †	46,951	45,717,127
Amadeus IT Holding SA Class A (Spain)	56,703	3,685,281
Amdocs, Ltd.	60,845	3,913,550
Apple, Inc.	308,800	47,592,256
Applied Materials, Inc.	366,036	19,066,815
AtoS SE (France)	22,401	3,474,942
CDK Global, Inc.	2,042	128,830
Check Point Software Technologies, Ltd. (Israel) †	330	37,627
Citrix Systems, Inc. †	60,300	4,632,246
CommerceHub, Inc. Ser. C †	1,682	35,911
Corning, Inc.	3,333	99,723
Dell Technologies, Inc. Class V †	42,204	3,258,571
DST Systems, Inc.	12,800	702,464
Dun & Bradstreet Corp. (The)	20,400	2,374,764
DXC Technology Co.	69,900	6,003,012
eBay, Inc. †	151,617	5,831,190
F5 Networks, Inc. †	26,856	3,237,759
Facebook, Inc. Class A †	59,600	10,183,852
Fidelity National Information Services, Inc.	3,203	299,128
Fiserv, Inc. †	1,607	207,239
FLIR Systems, Inc.	32,700	1,272,357

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (55.3%)* cont.	Shares	Value
Technology cont.
Fortinet, Inc. †	88,700	$3,179,008
FUJIFILM Holdings Corp. (Japan)	8,300	323,597
Fujitsu, Ltd. (Japan)	60,000	447,049
Genpact, Ltd.	1,877	53,964
Harris Corp.	1,752	230,703
Hoya Corp. (Japan)	25,700	1,393,931
HP, Inc.	477,100	9,522,916
Intuit, Inc.	56,549	8,037,875
Koninklijke Philips NV (Netherlands)	7,138	294,684
Maxim Integrated Products, Inc.	81,200	3,874,052
Microsoft Corp.	614,724	45,790,791
Mixi, Inc. (Japan)	4,200	203,113
NCR Corp. †	40,200	1,508,304
NetApp, Inc.	4,475	195,826
Open Text Corp. (Canada)	6,713	216,602
Otsuka Corp. (Japan)	11,300	726,130
Paychex, Inc.	3,053	183,058
Samsung Electronics Co., Ltd. (South Korea)	1,145	2,573,626
Synopsys, Inc. †	35,473	2,856,641
Teradyne, Inc.	71,800	2,677,422
Texas Instruments, Inc.	174,895	15,677,588
Tokyo Electron, Ltd. (Japan)	700	107,912
VMware, Inc. Class A † S	38,800	4,236,572
Xerox Corp.	22,375	744,864
		274,907,298
Transportation (1.7%)
ANA Holdings, Inc. (Japan)	44,300	1,679,862
Central Japan Railway Co. (Japan)	15,700	2,754,237
Delta Air Lines, Inc.	176,331	8,502,681
Deutsche Lufthansa AG (Germany)	10,718	297,815
Deutsche Post AG (Germany)	88,317	3,931,544
easyJet PLC (United Kingdom)	18,546	302,444
Fraport AG Frankfurt Airport Services Worldwide (Germany)	2,273	215,830
International Consolidated Airlines Group SA (Spain)	64,139	510,932
Japan Airlines Co., Ltd. (Japan)	8,300	280,951
Landstar System, Inc.	11,882	1,184,041
Norfolk Southern Corp.	56,392	7,457,278
Qantas Airways, Ltd. (Australia)	488,241	2,240,040
Royal Mail PLC (United Kingdom)	288,679	1,486,200
Union Pacific Corp.	125,700	14,577,429
Yangzijiang Shipbuilding Holdings, Ltd. (China)	443,700	468,352
		45,889,636
Utilities and power (2.0%)
American Electric Power Co., Inc.	84,426	5,930,082
AusNet Services (Units) (Australia)	202,667	269,702
CenterPoint Energy, Inc.	93,900	2,742,819
Centrica PLC (United Kingdom)	1,008,680	2,527,549
Edison International	9,787	755,263
Endesa SA (Spain)	65,780	1,482,994

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (55.3%)* cont.	Shares	Value
Utilities and power cont.
Enel SpA (Italy)	717,126	$4,318,376
ENGIE SA (France)	16,254	276,056
ENI SpA (Italy)	16,826	278,413
Entergy Corp.	123,825	9,455,277
Exelon Corp.	125,400	4,723,818
FirstEnergy Corp.	154,700	4,769,401
Gas Natural SDG SA (Spain)	8,036	177,893
Great Plains Energy, Inc.	7,552	228,826
Iberdrola SA (Spain)	57,672	447,964
Innogy SE (Germany)	13,479	599,876
Kinder Morgan, Inc.	15,416	295,679
NiSource, Inc.	117,400	3,004,266
PG&E Corp.	4,209	286,591
PPL Corp.	35,500	1,347,225
Southern Co. (The)	1,722	84,619
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	13,797
Tohoku Electric Power Co., Inc. (Japan)	53,100	675,731
UGI Corp.	121,100	5,674,746
Vectren Corp.	13,400	881,232
		51,248,195
Total common stocks (cost $1,235,230,411)		$1,458,290,898

	Principal
CORPORATE BONDS AND NOTES (16.2%)*	amount	Value
Basic materials (1.1%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$190,000	$197,125
Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	150,000	171,891
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	130,000	128,375
Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	265,000	289,513
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	40,000	43,350
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	110,000	112,200
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	203,500
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	80,000	92,000
ArcelorMittal SA sr. unsec. unsub. notes 7.50%, 10/15/39 (France)	140,000	168,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	192,863
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	270,000	287,550
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	350,000	371,350
Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	260,000	315,900
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	312,750
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	475,000	499,344

Dynamic Asset Allocation Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	$347,000	$396,448
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	185,000	195,638
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	265,000	276,925
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	670,000	690,100
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	838,000	904,319
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	470,000	499,380
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	230,000	213,325
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	160,000	166,000
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	245,000	271,338
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	165,000	175,519
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	415,000	407,738
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	69,178
CSTN Merger Sub, Inc. 144A company guaranty sr. notes
6.75%, 8/15/24	230,000	229,425
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	995,232
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	525,000	550,030
E. I. du Pont de Nemours & Co. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.53%, 1.841%, 5/1/20	395,000	398,331
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	550,000	565,590
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	210,000	214,988
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	239,000	245,573
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	280,000	290,675
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	230,000	250,700
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	25,000	24,617
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)	125,000	130,313
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	420,000	474,600
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,283,000	1,359,018
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	680,000	690,439
Grinding Media, Inc./Moly-Cop Altasteel, Ltd. 144A sr. sub. notes
7.375%, 12/15/23	80,000	86,800
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	270,000	285,863
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	125,000	140,000

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Basic materials cont.
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	$245,000	$279,913
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	140,000	150,150
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	195,000	200,920
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	145,000	153,881
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	285,000	296,400
Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	385,000	379,476
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	40,000	40,287
Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	815,000	928,597
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	160,000	166,000
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	75,000	78,563
Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	345,000	371,151
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	276,000	278,760
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	154,000	155,925
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	220,000	223,300
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	175,000	181,563
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	322,964
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	30,000	34,200
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	280,000	301,700
Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	40,000	43,600
Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	135,000	158,288
Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	45,000	48,431
Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	40,000	44,000
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	573,963
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	270,000	271,818
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	256,988
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	85,000	90,738
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	176,550
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,520
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25	900,000	901,125
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	105,000	111,005

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Basic materials cont.
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	$90,000	$91,143
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	40,163
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	295,000	301,638
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	175,000	180,031
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	102,500
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	355,000	382,513
United States Steel Corp. sr. unsec. notes 6.875%, 8/15/25	95,000	97,138
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	220,000	230,450
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	290,000	302,688
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	170,000	181,900
Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)	170,000	176,800
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	169,540
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,570,000	1,567,986
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	800,000	1,120,888
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	340,462
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	561,835
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	365,000	401,044
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	190,000	214,225
		28,280,533
Capital goods (0.7%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	450,000	470,250
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	215,000	222,794
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	55,000	55,413
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	132,000	144,705
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	405,000	443,981
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	200,000	211,750
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	99,414
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	60,000	62,550
Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	57,000	59,494

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Capital goods cont.
Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	$220,000	$229,900
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	254,011
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	390,000	418,275
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	315,000	347,288
CD&R Waterworks Merger Sub, LLC 144A sr. unsec. notes
6.125%, 8/15/25	35,000	35,919
Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	865,000	866,241
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	80,000	94,000
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	515,741
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	410,000	420,250
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	285,992
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	244,553
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	325,000	337,188
Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	315,000	387,294
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	255,000	272,538
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	550,113
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	891,445
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	220,000	228,257
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	686,000	885,477
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	450,000	516,938
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	470,000	480,575
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	225,000	247,679
Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	240,000	250,299
Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	270,000	281,475
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	360,400
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	110,000	114,400
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	157,950
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN BBA LIBOR USD
3 Month + 3.50%, 4.804%, 7/15/21	530,000	540,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	215,000	228,975
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	942,000	975,731

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Capital goods cont.
Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25	$55,000	$56,925
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	545,000	572,250
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	115,000	117,875
TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23 (United Kingdom)	660,000	699,600
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	85,000	87,550
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	365,000	373,899
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	131,128
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	2,360,000	2,352,377
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	90,000	91,688
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	250,000	254,375
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	210,000	221,550
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	285,000	299,606
		18,448,678
Communication services (1.5%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	165,000	201,205
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,554,090
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	990,000	1,023,661
AT&T, Inc. sr. unsec. unsub. bonds 5.15%, 2/14/50	1,195,000	1,200,820
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	535,000	562,827
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	765,000	735,694
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	2,535,000	2,609,222
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	765,000	754,597
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	44,350
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	129,000	132,870
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	125,000	129,531
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	330,000	349,388
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	60,000	62,910
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	199,000	207,209
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	113,000	114,309
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	24,000	25,043
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	235,000	239,113
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	218,000	221,816

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	$1,434,000	$1,683,054
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	513,128
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A company guaranty
sr. bonds 5.375%, 5/1/47	158,000	164,141
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	504,021
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	790,000	1,101,469
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	145,796
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	345,000	461,261
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	972,001
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	404,775
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	105,000	112,219
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	428,111
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	696,617
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	355,000	392,986
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	146,801
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	674,121
Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113%, 1/15/20	660,000	705,205
Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	75,000	79,445
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	475,288
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	373,068
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	455,000	524,956
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	638,866
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	196,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	190,000	199,144
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	80,000	67,800
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	270,000	234,225
Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	30,000	22,875
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	44,000	41,690
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	10,000	10,750

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Communication services cont.
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	$595,000	$603,925
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	84,000	54,180
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	185,000	257,252
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	835,000	902,566
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,420,000	1,528,153
Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	277,000	295,712
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	57,373
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	537,243
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	248,400
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	400,000	417,500
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	497,000	556,640
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	67,000	73,198
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	63,000	67,673
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	368,880
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	516,731
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	1,050,000	1,065,750
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	582,000	612,555
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	613,719
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	52,688
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	135,000	145,503
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	77,664
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	7,000	7,385
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	213,000	221,520
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	524,102
Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	500,000	543,750
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	1,143,000	1,106,620
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	815,521

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	$1,625,000	$1,695,547
Verizon Communications, Inc. sr. unsec. unsub. notes
2.946%, 3/15/22	641,000	651,861
Videotron, Ltd. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/22 (Canada)	340,000	367,200
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes
5.125%, 4/15/27 (Canada)	765,000	795,371
West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	285,000	287,850
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	254,000	179,705
		38,388,205
Conglomerates (0.2%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	378,000	396,269
General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	1,140,000	1,276,131
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	4,075,000	4,085,229
		5,757,629
Consumer cyclicals (2.0%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	429,683
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,425,000	2,158,251
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	380,000	383,872
Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	851,000	850,851
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,566,104
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	210,000	207,375
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	225,000	221,906
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	44,000	44,330
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	95,000	93,338
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	215,000	228,975
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	415,000	432,762
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	969,528
Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	132,000	47,520
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	110,000	117,632
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	81,844
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	214,000	219,083

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Consumer cyclicals cont.
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	$344,000	$359,755
CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	65,000	71,013
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	232,000	219,339
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	760,000	773,239
CBS Corp. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	296,000	301,159
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	125,000	133,438
CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22	85,000	87,879
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	101,599
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	53,530
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	130,000	128,700
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	420,000	432,600
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	625,000	614,063
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	360,000
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	355,000	381,625
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	145,000	154,425
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	585,000	597,870
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,614,221
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	185,000	200,263
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	535,000	584,571
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	457,000	497,116
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	1,825,000	1,897,226
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	140,000	147,700
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,559,000	1,561,819
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18	177,000	178,585
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	297,356
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	170,000	173,377
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20	130,000	137,313
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	105,000	114,581

44 Dynamic Asset Allocation Balanced Fund

		Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.		amount	Value
Consumer cyclicals cont.
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		$250,000	$257,500
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	165,000	137,002
Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$545,000	662,768
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		300,000	320,250
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		150,000	156,188
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,565,000	1,643,250
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23		25,000	32,232
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		795,000	807,636
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		184,000	204,804
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		851,000	926,069
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		375,000	382,500
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		893,000	974,348
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		100,000	101,402
iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		117,000	88,335
IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡		260,000	264,875
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		1,460,000	1,565,850
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		450,000	491,625
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		410,000	429,988
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		85,000	91,588
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		100,000	97,250
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		84,000	86,520
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		90,000	94,725
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27		1,084,000	1,079,885
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		135,000	142,763
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		245,000	256,638
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		115,000	119,025
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23		336,000	351,641
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		60,000	62,663
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)		175,000	179,375
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20		230,000	253,575

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	$70,000	$75,425
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	196,875
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	400,000	397,300
Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	258,000	258,968
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	185,000	112,850
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	150,000	70,500
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	60,000	31,200
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	290,000	300,150
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	135,000	140,569
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	75,000	77,063
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	170,000	176,163
O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	115,000	120,035
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	430,000	431,000
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,234,921
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	99,513
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	152,000	158,460
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	176,375
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	131,140
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	139,556
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	113,300
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	95,000	74,081
Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	786,000	809,488
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	288,000	352,887
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	436,160
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	201,946
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	444,000	457,320
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	300,000	302,625
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	527,967

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	$800,000	$769,475
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	135,000	139,901
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	770,000	852,775
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	255,000	270,619
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	495,000	507,994
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	140,000	150,675
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,265,000	1,291,881
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	320,000	328,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	400,000	407,000
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	95,000	101,175
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	4,000	4,160
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	74,988
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	329,468
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,297,913
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	201,413
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	77,000	79,021
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	90,000	93,713
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	1,250,000	1,250,291
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	594,000	561,015
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	40,600
Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	865,000	865,488
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	798,000	801,823
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	240,750
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	105,000	109,200
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	262,275
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	452,071
Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	110,000	116,924
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5.00%, 10/25/40	50,000	59,405
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	165,000	168,237

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Consumer cyclicals cont.
Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	$65,000	$69,927
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	340,000	343,400
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	191,013
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	155,047
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	605,000	607,135
Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	460,000	488,899
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	210,000	213,935
		53,991,129
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	42,000	43,323
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	175,000	177,625
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada) ##	120,000	121,800
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	65,000	66,463
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	205,000	205,718
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	10,000	11,325
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	254,000	270,064
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	1,270,000	1,294,374
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,865,000	1,893,809
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	4,176,000	4,717,074
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,843,000	1,906,606
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	1,325,000	1,346,519
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	314,000	313,814
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	495,000	499,113
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	95,000	100,225
Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	240,000	256,800
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,910,000	1,967,300
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25	270,000	278,100
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	440,000	473,550
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	250,000	270,625
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	215,000	223,063

48 Dynamic Asset Allocation Balanced Fund

		Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.		amount	Value
Consumer staples cont.
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		$312,000	$331,110
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		430,000	407,620
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26		320,000	327,299
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22		732,000	800,590
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18		865,000	868,866
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		36,700	41,409
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		322,619	343,011
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		120,000	121,800
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22		165,000	206,844
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	225,000	269,901
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$550,000	547,035
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		509,000	669,510
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		462,000	534,261
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		185,000	112,850
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		400,000	407,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		645,000	652,256
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)		515,000	530,642
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)		400,000	399,809
High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25		225,000	214,313
Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26		1,125,000	1,124,310
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		190,000	201,163
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		190,000	200,213
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		140,000	144,200
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46		540,000	533,214
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.82%, 2.129%, 8/10/22		1,045,000	1,044,961
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40		420,000	521,540
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		1,285,000	1,349,250
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		60,000	62,550
McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37		302,000	390,000
McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39		393,000	479,012
Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19		1,420,000	1,417,978

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Consumer staples cont.
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	$1,615,000	$1,700,659
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	190,000	180,271
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	70,000	72,275
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	385,000	297,413
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	88,000	76,780
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	180,000	174,825
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	79,732
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	521,780
		34,795,542
Energy (1.5%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	445,000	480,600
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	215,000	231,679
Andeavor Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	110,000	117,838
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	57,338
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	90,000	92,363
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	189,163
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	50,000	52,363
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	254,000	257,633
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	135,000	144,788
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	695,000	694,642
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	874,150
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	310,000	312,565
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	535,000	535,219
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	140,000	134,575
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	165,000	103,125
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	170,000	110,500
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	280,000	283,456
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	597,000	687,297
Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	530,000	525,486
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	530,000	570,413

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Energy cont.
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	$735,000	$757,050
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	36,900
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	191,000	205,803
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	90,000	89,100
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	100,000	101,000
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	80,000	80,800
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	1,110,000	1,108,430
Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	851,000	850,592
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,239,000	1,244,512
ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	865,000	864,343
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	180,000	163,350
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	115,000	110,975
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	50,000	50,813
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	170,000	170,425
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	160,000	165,800
DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	125,000	122,500
DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	285,000	283,575
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	140,000	84,000
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	182,000	177,678
Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	190,000	192,248
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	370,000	385,725
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	102,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	330,000	354,750
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	342,000	284,715
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	150,000	116,813
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	60,000	60,600
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	800,000	800,141

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Energy cont.
FTS International, Inc. 144A company guaranty sr. sub. FRN BBA
LIBOR USD 3 Month + 7.50%, 8.82%, 6/15/20	$65,000	$66,056
Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	55,000	66,275
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	175,000	204,756
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	365,000	382,794
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	445,000	448,894
Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	225,000	232,875
Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	95,000	95,713
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	208,000
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	204,561
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	105,000	90,038
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	70,000	61,075
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	80,000	78,100
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	720,000	768,404
MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	470,000	478,543
Murphy Oil Corp. sr. unsec. unsub. notes 5.75%, 8/15/25	170,000	175,083
Murray Energy Corp. 144A notes 11.25%, 4/15/21	190,000	113,288
Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	460,000	451,260
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	197,488
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	70,000	73,588
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	265,000	235,188
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	55,825
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	160,000	162,800
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	1,163,762
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	209,933
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	725,000	798,225
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	513,000	616,241
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	598,000	691,662
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	3,272,000	3,496,950
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	127,000	136,525
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	12,000	3,615

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Energy cont.
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	$575,000	$174,513
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	110,000	102,300
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	220,000	223,850
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,250,000	1,334,939
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	220,000	228,140
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,834,000	1,830,882
Precision Drilling Corp. company guaranty sr. unsec. notes 7.75%,
12/15/23 (Canada)	220,000	224,675
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	10,000	9,200
Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	390,000	405,600
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	59,732
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	75,000	72,938
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	50,000	48,875
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	525,000	529,232
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,433
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	508,000	541,823
SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	175,000	171,500
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	95,000	96,900
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	95,000	98,325
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	175,000	176,313
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	90,000	94,950
Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	143,000	149,435
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	65,000	7
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	130,000	13
Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	195,000	197,194
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	205,000	206,247
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	184,000	185,840
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	100,000	94,250
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	140,000	140,000
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	45,000	45,338
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	165,000	165,413

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Energy cont.
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	$750,000	$744,141
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	273,243
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	710,000	726,787
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	95,000	96,544
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	145,000	150,981
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	75,000	77,250
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	655,200
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	182,000	187,818
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	56,650
Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	95,000	104,500
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	230,000	297,276
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	7,000	8,522
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	582,000	611,746
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	445,000	459,772
Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	302,000	316,064
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	75,000	84,094
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	175,000	190,313
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	323,000	333,901
		40,543,007
Financials (5.0%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	830,000	835,462
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	660,000	659,070
AIG Life Holdings, Inc. company guaranty jr. unsec. sub. bonds
8.125%, 3/15/46	600,000	801,000
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,630,000	1,631,106
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	130,000	133,900
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	115,000	121,588
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	434,696
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	78,795
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	104,000	104,598
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	810,000	878,202
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	77,000	82,294
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	235,000	238,819
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	865,000	950,802

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Financials cont.
American Express Co. sr. unsec. notes 7.00%, 3/19/18	$627,000	$642,630
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	564,075
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,752,340
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,105,000	1,098,283
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	226,000
AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	505,000	516,994
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	423,650
Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	450,000	448,878
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	522,813
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	67,838
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,665,501
Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	1,299,000	1,300,435
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	295,000	294,153
Bank of America Corp. unsec. sub. FRN BBA LIBOR USD 3 Month
+ 0.76%, 2.08%, 9/15/26	125,000	117,492
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,132,299
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	212,343
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,078,670
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	834,000	837,418
Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	865,000	864,905
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,250,000	1,249,501
Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	307,000	380,197
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)	205,000	212,366
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	240,000	244,471
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	207,278
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	346,137
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	334,152
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,290,000	1,333,080
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	424,475
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	395,000	433,009
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	655,000	737,487
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	220,935

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	$240,000	$263,087
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	100,000	103,615
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	398,822
CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	44,000	44,825
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	67,961
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	273,000	295,441
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	35,000	36,575
Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	688,000	743,900
Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	103,000	107,249
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	515,000	518,428
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,217,385
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	3,360,000	3,449,346
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	484,419
Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	400,000	448,945
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,450,000	1,451,918
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	390,000	416,326
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	770,000	933,510
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,273,284
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,530,000	1,537,639
Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	465,000	465,050
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	74,025
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	334,000	339,010
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	672,804
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	955,000	994,744
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,628,870
DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	160,000	88,800
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	160,328
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	269,000	287,429
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	220,000	227,425
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	252,892
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	154,775
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	479,320
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	2,886,000	3,138,230
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,525,000	1,533,569

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	$990,000	$1,062,949
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	2,814,686
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,600,858
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,026,603
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	500,000	501,177
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	216,108
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	205,000	226,558
HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	425,000	451,047
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	305,000	307,478
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	55,000	56,523
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	305,601
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	185,000	294,035
HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	398,000	450,196
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	298,806
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	25,000	25,063
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	190,000	197,838
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	785,000	789,558
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	158,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	145,000	151,163
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	67,000	69,141
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	127,000	130,810
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,130,000	2,425,680
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	10,000	9,781
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	123,354
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	95,000	98,325
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	101,500
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	1,577,000	1,644,023
JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	1,250,000	1,249,053
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,088,883
JPMorgan Chase Bank, NA unsec. sub. notes Ser. BKNT,
6.00%, 10/1/17	330,000	330,000
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	974,000	979,213
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	368,333

Dynamic Asset Allocation Balanced Fund 57

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Financials cont.
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	$725,000	$808,111
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	621,000	784,013
Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	436,000	510,119
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	492,419
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	180,000	206,100
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	352,478
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	602,975
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	1,215,000	1,328,686
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,155,000	1,153,187
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	402,000
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	460,000	497,754
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	132,111
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	1,022,500	1,019,866
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	95,000	102,940
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. 144A sr. unsec. bonds 4.50%, 1/15/28 R	90,000	90,792
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	530,000	561,820
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	598,196
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,106,636
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	1,050,000	1,062,035
National Australia Bank, Ltd. 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.69%, 2.007%, 12/9/19 (Australia)	1,570,000	1,582,328
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	455,053
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,565,000	1,563,416
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	270,000	275,400
Nationwide Mutual Insurance Co. 144A unsec. sub. notes
8.25%, 12/1/31	210,000	300,148
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	390,205
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Sweden)	815,000	809,676
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	520,000	660,122
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	120,000	124,500
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	95,000	99,156

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Financials cont.
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	$995,000	$1,013,373
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	700,000	698,671
Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	375,000	406,500
Protective Life Global Funding 144A notes 2.262%, 4/8/20	665,000	665,082
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	299,250
Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	270,000	282,960
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	265,000	289,725
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	200,000	212,420
Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	155,000	168,508
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	800,000	799,638
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,575,000	1,581,876
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	865,000	869,458
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	658,474
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	211,545
Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	695,000	707,253
Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	600,000	644,062
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	662,905
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	738,291
Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	225,000	245,813
Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	70,000	71,017
Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	70,000	70,160
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	5,355,000	5,383,569
Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	380,000	380,134
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	355,000	401,150
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	85,000	88,485
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,370,000	1,365,176
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	393,736
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	320,000	323,200
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	40,000	37,000
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,051,000	1,046,522
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	775,000	774,302

Dynamic Asset Allocation Balanced Fund 59

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Financials cont.
UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	$581,000	$637,650
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	595,000	624,174
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	2,320,000	2,345,815
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	239,406
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	395,000	414,728
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	195,000	209,381
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	1,900,000	2,140,812
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,599,000	1,642,973
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	757,750
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	455,000	506,756
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,600,000	1,622,458
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.00%, 11/15/17	250,000	251,325
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	485,000	513,282
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	3,115,000	3,125,654
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	541,739
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	210,000	220,001
		133,039,077
Health care (1.0%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	16,000	16,588
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	500,000	506,441
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	945,000	956,323
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	410,000	396,163
Allergan Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	214,000	231,527
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	318,000	329,739
Allergan Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	615,000	616,792
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	175,000	177,188
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	730,000	757,072
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	335,000	322,438
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	422,000	561,235
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	1,406,000	1,475,040
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	1,207,000	1,220,385
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	1,024,801
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	135,000	123,525
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	230,000	248,688

60 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Health care cont.
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	$65,000	$67,438
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	155,000	161,781
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	120,000	117,900
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	574,000	450,590
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	60,000	58,425
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	145,000	130,863
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	490,000	522,037
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	145,000	24,650
Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	45,000	34,988
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	285,000	230,850
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	290,000	239,250
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	95,000	77,425
Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	50,000	52,188
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	415,000	447,163
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	395,000	430,056
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	750,000	777,188
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	280,000	298,200
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	197,000	200,940
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	39,015
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	162,169
Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	542,000	557,284
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	125,000	139,063
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	94,763
Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	746,000	745,577
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	128,825
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	50,000	49,250
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	880,000	878,900
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	354,000	371,095
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	170,000	166,600
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,315,000	1,314,300

Dynamic Asset Allocation Balanced Fund 61

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Health care cont.
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	$1,210,000	$1,262,293
Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	123,000	126,383
Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	345,000	366,563
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	830,000	818,412
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	675,000	670,800
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	90,000	93,600
Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	23,000	23,752
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	130,000	138,542
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	140,000	142,450
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	577,000	531,819
UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	387,000	393,247
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	686,723
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	566,228
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	549,668
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	310,000	271,638
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	289,000	255,404
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	10,000	9,350
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	70,000	61,425
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	195,000	194,756
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	265,000	282,911
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	90,000	95,175
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	125,000	131,563
		25,605,420
Technology (1.0%)
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,807,009
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	351,179
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,865,000	2,886,112
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	535,712
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	605,392
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	792,000	796,067
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	223,000	188,435
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	967,000	995,981
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,352,000	1,493,724

62 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	$222,000	$285,122
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,289,000	1,410,681
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	45,000	47,044
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	105,000	116,964
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	350,000	373,730
First Data Corp. 144A notes 5.75%, 1/15/24	205,000	214,481
First Data Corp. 144A sr. notes 5.375%, 8/15/23	160,000	167,360
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	833,276
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	560,000	597,576
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	500,000	508,900
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	350,000	362,905
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	55,000	56,581
Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	870,000	870,122
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	400,000	408,000
Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	81,000	82,980
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	145,000	152,613
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,310,000	1,356,378
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	855,000	826,409
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	106,371
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	555,000	578,377
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	1,994,154
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	266,904
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,255,000	1,232,749
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	487,795
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	2,295,000	2,323,456
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	165,000	171,188
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	142,306
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	295,000	298,503
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	270,000	272,940
		26,205,476
Transportation (0.1%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	240,000	290,469
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	155,000	196,837
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	479,996
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	160,761	176,435
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	95,000	95,890

Dynamic Asset Allocation Balanced Fund 63

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	$254,000	$250,905
United AirLines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	84,471	91,623
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	301,001	311,952
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	375,000	389,063
		2,283,170
Utilities and power (0.8%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	830,000	872,538
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	44,000	45,210
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	105,000	107,625
AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	164,000	186,960
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	982,254
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	80,000	87,611
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	152,000	195,109
Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
4.45%, 7/15/27	240,000	244,366
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	190,000	179,313
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	144,275
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	24,810
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	55,212
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	168,717
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	634,000	672,018
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	291,805
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	630,000	630,656
Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	130,000	135,363
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	50,000	51,813
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	260,000	268,450
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	75,000	77,625
EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	255,000	275,327
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	83,538
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	375,000	397,283
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	360,000	362,424
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	872,923
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,354,000	1,453,858

64 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.2%)* cont.	amount	Value
Utilities and power cont.
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	$185,000	$203,176
Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	980,000	992,250
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	185,000	210,048
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	155,000	167,639
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	6,000	6,093
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	9,000	9,445
FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	517,000	546,967
GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21
(In default) †	185,000	169,738
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	102,000	74,205
IPALCO Enterprises, Inc. 144A sr. notes 3.70%, 9/1/24	245,000	245,600
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	127,873
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	613,138
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	303,349
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,381,412
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	137,493
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	526,158
Nevada Power Co. mtge. notes 7.125%, 3/15/19	265,000	284,412
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	188,125
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	265,000	277,588
NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	171,000	175,916
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	447,362
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	213,746
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	170,000	181,233
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	755,834
Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	255,000	332,094
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	655,000	697,192
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	20,592
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	196,543
Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	839,000	818,025
Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	150,000	154,688
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	64,000	160
Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	495,000	515,625
		19,840,802
Total corporate bonds and notes (cost $413,078,276)		$427,178,668

Dynamic Asset Allocation Balanced Fund 65

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (11.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.6%)
Government National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 3/15/46 to 3/20/46	$928,502	$1,001,982
3.50%, with due dates from 5/20/47 to 8/20/47	81,657,415	85,002,612
3.50%, TBA, 10/1/47	9,000,000	9,356,485
		95,361,079
U.S. Government Agency Mortgage Obligations (8.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 11/1/45	25,254,052	26,620,786
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 10/1/47	12,000,000	13,509,510
4.00%, 8/1/47 ##	9,086,647	9,588,188
4.00%, TBA, 11/1/47	1,000,000	1,051,172
4.00%, TBA, 10/1/47	2,000,000	2,105,468
3.50%, with due dates from 9/1/45 to 6/1/56	64,730,240	66,811,319
3.00%, with due dates from 4/1/46 to 3/1/47	12,257,588	12,322,023
3.00%, 12/1/31	26,616,183	27,380,358
3.00%, TBA, 11/1/47	23,000,000	23,035,938
3.00%, TBA, 10/1/47	24,000,000	24,075,000
3.00%, TBA, 10/1/32	11,000,000	11,303,359
2.50%, TBA, 10/1/47	1,000,000	967,891
		218,771,012
Total U.S. government and agency mortgage obligations (cost $313,643,091)		$314,132,091

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
1.75%, 4/30/22 [i]	$255,000	$255,296
1.25%, 6/30/19 [i]	50,000	49,984
Total U.S. treasury obligations (cost $305,280)		$305,280

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)*	amount	Value
Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK (-4.024 x 1 Month US LIBOR) + 25.793%,
20.826%, 4/15/37	$103,386	$158,439
IFB Ser. 3072, Class SM (-3.667 x 1 Month US LIBOR) + 23.796%,
19.27%, 11/15/35	61,057	88,432
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR) + 22.275%,
18.201%, 12/15/36	64,752	90,238
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.945%,
13.791%, 6/15/34	117,426	140,179
IFB Ser. 3829, Class AS, IO (-1 x 1 Month US LIBOR) + 6.95%,
5.716%, 3/15/41	2,441,055	458,556
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
1 Month US LIBOR + 2.60%, 3.837%, 12/25/27	756,584	776,437
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
1 Month US LIBOR + 2.20%, 3.437%, 3/25/25	220,202	221,536
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M1,
1 Month US LIBOR + 1.25%, 2.487%, 10/25/28	40,507	40,542

66 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
1 Month US LIBOR + 1.20%, 2.437%, 11/25/28	$85,000	$85,093
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
1 Month US LIBOR + 1.10%, 2.337%, 12/25/28	205,620	206,000
Ser. 3391, PO, zero %, 4/15/37	7,777	6,646
Ser. 3206, Class EO, PO, zero %, 8/15/36	4,916	4,334
Ser. 3326, Class WF, zero %, 10/15/35 W	3,411	2,563
FRB Ser. 3117, Class AF, zero %, 2/15/36	7,048	5,369
Federal National Mortgage Association
IFB Ser. 06-62, Class PS (-6 x 1 Month US LIBOR) + 39.90%,
32.477%, 7/25/36	36,229	65,787
IFB Ser. 07-53, Class SP (-3.667 x 1 Month US LIBOR) + 24.20%,
19.664%, 6/25/37	91,019	133,678
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.538%, 8/25/35	43,867	56,960
IFB Ser. 05-106, Class JC (-3.101 x 1 Month US LIBOR) + 20.124%,
16.288%, 12/25/35	51,050	74,607
IFB Ser. 05-83, Class QP (-2.6 x 1 Month US LIBOR) + 17.394%,
14.177%, 11/25/34	22,682	27,555
IFB Ser. 12-58, Class SM, IO (-1 x 1 Month US LIBOR) + 6.50%,
5.263%, 6/25/42	2,968,154	500,032
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1 Month US LIBOR + 1.35%, 2.587%, 1/25/29	183,209	184,162
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
1 Month US LIBOR + 1.20%, 2.437%, 7/25/24	5,387	5,389
Ser. 07-14, Class KO, PO, zero %, 3/25/37	28,545	23,875
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,188	1,842
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,962	2,500
Ser. 06-46, Class OC, PO, zero %, 6/25/36	5,059	4,219
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	569,210	125,409
IFB Ser. 13-99, Class AS, IO (-1 x 1 Month US LIBOR) + 6.05%,
4.814%, 6/20/43	2,239,142	416,545
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	25,816	3,284
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	123,273	23,456
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	122,565	5,150
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	4,634,125	642,652
Ser. 13-14, IO, 3.50%, 12/20/42	1,581,474	215,729
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,161,023	235,681
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,964,636	281,614
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	2,275,919	268,793
Ser. 16-H16, Class EI, IO, 2.237%, 6/20/66 W	3,919,560	473,483
Ser. 15-H25, Class BI, IO, 1.911%, 10/20/65 W	5,821,375	614,155
Ser. 15-H26, Class EI, IO, 1.711%, 10/20/65 W	3,318,732	305,987
Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,650	3,080
		6,979,988

Dynamic Asset Allocation Balanced Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities (1.6%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.412%, 1/15/49 W	$1,584,283	$6,391
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.252%, 2/10/51 W	5,157,768	305
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.568%, 11/10/41 W	243,149	2,011
FRB Ser. 04-4, Class XC, IO, 0.054%, 7/10/42 W	135,797	51
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, 0.208%, 2/11/41 W	39,249	63
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.286%, 3/11/39 W	319,987	250,118
FRB Ser. 06-PW14, Class X1, IO, 0.525%, 12/11/38 W	851,753	19,897
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.742%, 12/11/49 W	216,631	22
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	449,782	4
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	344,000	357,137
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.979%, 9/10/45 W	6,982,280	531,701
FRB Ser. 06-C5, Class XC, IO, 0.62%, 10/15/49 W	8,972,329	1,794
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.049%, 5/15/46 W	456,812	463,674
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	346,000	350,197
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	445,960
FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47 W	1,675,000	1,640,558
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	578,000	587,383
FRB Ser. 14-CR19, Class XA, IO, 1.391%, 8/10/47 W	8,783,900	461,884
FRB Ser. 14-CR18, Class XA, IO, 1.387%, 7/15/47 W	5,737,075	291,730
FRB Ser. 14-CR16, Class XA, IO, 1.345%, 4/10/47 W	1,964,917	93,326
FRB Ser. 14-UBS6, Class XA, IO, 1.175%, 12/10/47 W	7,161,661	349,955
FRB Ser. 13-CR11, Class XA, IO, 1.152%, 8/10/50 W	6,660,364	322,297
FRB Ser. 14-LC17, Class XA, IO, 1.112%, 10/10/47 W	7,464,442	284,403
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.324%, 7/10/46 W	617,000	654,888
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	456,000	306,663
FRB Ser. 06-C8, Class XS, IO, 0.851%, 12/10/46 W	4,210,861	150
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.103%, 1/15/49 W	4,346,747	174
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40	31,189	31,389
FRB Ser. 03-C3, Class AX, IO, 2.256%, 5/15/38 W	129,618	15
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.442%, 4/15/50 W	655,000	662,386
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.945%, 4/15/50 W	1,046,000	916,559
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.509%, 12/15/49 W	1,226,000	1,256,558
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.345%, 8/10/44 W	2,251,000	2,330,787

68 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.113%, 7/10/45 W	$1,950,922	$8
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.438%, 12/10/49 W	16,824,149	36,835
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.794%, 5/10/43 W	792,894	2,451
GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.593%, 2/10/46 W	4,768,609	329,415
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.109%, 1/10/47 W	402,000	418,795
FRB Ser. 13-GC12, Class XA, IO, 1.681%, 6/10/46 W	2,760,507	165,343
FRB Ser. 14-GC22, Class XA, IO, 1.183%, 6/10/47 W	6,046,296	295,797
FRB Ser. 14-GC24, Class XA, IO, 0.975%, 9/10/47 W	4,824,748	202,239
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.841%, 1/10/45 W	314,000	301,440
FRB Ser. 11-GC3, Class D, 5.82%, 3/10/44 W	707,000	721,293
FRB Ser. 11-GC5, Class C, 5.565%, 8/10/44 W	500,000	537,176
FRB Ser. 13-GC12, Class D, 4.584%, 6/10/46 W	804,000	717,072
FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38 W	123,762	1
JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.759%, 10/15/45 W	252,000	258,552
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.721%, 8/15/46 W	776,000	788,189
FRB Ser. 14-C19, Class XA, IO, 1.322%, 4/15/47 W	8,504,497	247,013
FRB Ser. 15-C33, Class XA, IO, 1.184%, 12/15/48 W	10,995,409	811,791
FRB Ser. 14-C25, Class XA, IO, 1.121%, 11/15/47 W	8,576,453	411,155
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.53%, 12/15/47 W	186,000	190,836
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.888%, 12/15/44 W	208,519	207,260
Ser. 13-C10, Class AS, 3.372%, 12/15/47	164,000	166,032
FRB Ser. 06-LDP8, Class X, IO, 0.525%, 5/15/45 W	658,235	11
FRB Ser. 07-LDPX, Class X, IO, 0.323%, 1/15/49 W	3,917,799	35,980
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.556%, 2/12/51 W	198,000	194,040
FRB Ser. 12-C6, Class E, 5.307%, 5/15/45 W	1,175,000	1,066,156
FRB Ser. 12-C8, Class D, 4.807%, 10/15/45 W	755,000	749,396
FRB Ser. 05-CB12, Class X1, IO, 0.429%, 9/12/37 W	691,030	1,520
FRB Ser. 06-LDP6, Class X1, IO, 0.006%, 4/15/43 W	366,480	—
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	18,209	18,482
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.319%, 4/15/41 W	486,000	483,570
FRB Ser. 07-C2, Class XW, IO, 0.455%, 2/15/40 W	266,752	23
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.488%, 11/15/40 W	887,817	4,787
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40 W	232,073	15
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.328%, 4/20/48 W	828,000	789,043

Dynamic Asset Allocation Balanced Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.674%, 8/12/39 W	$305,809	$1,731
FRB Ser. 05-MCP1, Class XC, IO, 0.005%, 6/12/43 W	390,181	—
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.156%, 5/15/44 W	19,159	1,763
FRB Ser. 06-C4, Class X, IO, 6.786%, 7/15/45 W	74,123	3,336
FRB Ser. 07-C5, Class X, IO, 6.171%, 12/15/49 W	566,287	19,820
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C5, Class AS, 3.792%, 8/15/45	681,000	713,292
Ser. 12-C6, Class AS, 3.476%, 11/15/45	504,000	519,236
FRB Ser. 14-C17, Class XA, IO, 1.395%, 8/15/47 W	5,439,064	281,254
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 1.934%, 11/15/45 W	8,563,223	571,313
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	352,000	72,885
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44 W	267,874	265,998
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.327%, 7/15/49 W	815,000	842,956
FRB Ser. 11-C3, Class E, 5.327%, 7/15/49 W	526,000	525,909
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	428,015	29,961
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.21%, 8/10/49 W	326,000	344,541
FRB Ser. 12-C4, Class XA, IO, 1.835%, 12/10/45 W	6,683,363	446,185
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.468%, 10/15/44 W	426,000	424,070
FRB Ser. 06-C29, IO, 0.442%, 11/15/48 W	5,485,286	219
FRB Ser. 07-C34, IO, 0.328%, 5/15/46 W	2,209,884	4,420
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.053%, 6/15/45 W	970,384	194
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	204,968	512
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.43%, 7/15/46 W	501,000	482,669
FRB Ser. 14-LC16, Class XA, IO, 1.538%, 8/15/50 W	7,886,967	501,138
FRB Ser. 16-LC25, Class XA, IO, 1.237%, 12/15/59 W	13,404,724	875,928
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.43%, 7/15/46 W	521,000	486,106
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	332,000	347,277
FRB Ser. 13-C15, Class C, 4.628%, 8/15/46 W	524,000	533,451
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,344,256
Ser. 13-C12, Class AS, 3.56%, 3/15/48	650,000	667,030
Ser. 13-C11, Class AS, 3.311%, 3/15/45	181,000	185,610
FRB Ser. 14-C22, Class XA, IO, 1.066%, 9/15/57 W	28,370,188	1,398,650
FRB Ser. 13-C14, Class XA, IO, 0.939%, 6/15/46 W	17,223,229	592,307
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class C, 5.861%, 11/15/44 W	315,000	341,492
FRB Ser. 11-C5, Class E, 5.861%, 11/15/44 W	530,000	544,963
FRB Ser. 11-C3, Class D, 5.813%, 3/15/44 W	1,022,000	983,917

70 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.788%, 2/15/44 W	$1,606,000	$1,646,242
Ser. 11-C4, Class E, 5.414%, 6/15/44 W	682,000	660,957
FRB Ser. 12-C9, Class D, 4.955%, 11/15/45 W	546,000	522,729
FRB Ser. 13-C15, Class D, 4.628%, 8/15/46 W	599,000	516,964
FRB Ser. 12-C9, Class XA, IO, 2.17%, 11/15/45 W	6,070,310	500,558
FRB Ser. 12-C10, Class XA, IO, 1.753%, 12/15/45 W	4,129,876	280,708
FRB Ser. 13-C12, Class XA, IO, 1.505%, 3/15/48 W	2,354,541	111,831
		41,366,524
Residential mortgage-backed securities (non-agency) (0.9%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, 1 Month US LIBOR
+ 0.30%, 1.537%, 9/25/45	360,981	342,820
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.253%, 5/25/35 W	1,047,084	1,073,261
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.829%, 6/25/46	1,416,708	1,218,369
FRB Ser. 05-27, Class 1A1, 1.661%, 8/25/35 W	284,442	242,259
FRB Ser. 05-59, Class 1A1, 1 Month US LIBOR + 0.33%,
1.566%, 11/20/35	472,155	444,335
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR + 0.19%,
1.427%, 8/25/46	1,863,484	1,565,326
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
1 Month US LIBOR + 5.15%, 6.387%, 11/25/28	480,000	549,833
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
1 Month US LIBOR + 4.75%, 5.987%, 10/25/24	1,082,000	1,184,790
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
1 Month US LIBOR + 4.25%, 5.487%, 11/25/23	720,000	789,333
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.137%, 10/25/28	1,491,350	1,707,109
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.937%, 4/25/28	1,943,020	2,184,326
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.787%, 4/25/28	2,775,000	3,062,926
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.237%, 7/25/25	473,664	513,706
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.487%, 4/25/29	90,000	99,084
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.237%, 5/25/25	309,926	330,097
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.837%, 5/25/24	1,040,000	1,083,246
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, 1 Month
US LIBOR + 0.80%, 2.037%, 2/25/34	703,368	681,717
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.973%, 2/25/35 W	334,710	337,115
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
1 Month US LIBOR + 0.825%, 2.062%, 8/25/34	304,424	301,380

Dynamic Asset Allocation Balanced Fund 71

		Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.		amount	Value
Residential mortgage-backed securities (non-agency) cont.
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47		$160,000	$132,000
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, 1 Month US LIBOR + 1.05%,
2.287%, 10/25/34		540,000	530,537
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
1 Month US LIBOR + 0.52%, 1.757%, 3/25/34		407,757	403,641
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, 1 Month US LIBOR + 0.85%, 2.087%, 5/25/47		935,632	843,239
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, 1 Month US LIBOR + 0.16%, 1.397%, 4/25/36		327,308	323,440
Vericrest Opportunity Loan Transfer LXI, LLC 144A Ser. 17-NPL8,
Class A1, stepped-coupon 3.125%, 6/25/47 ††		588,670	591,153
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 3.162%, 10/25/35 W		1,548,501	1,557,204
FRB Ser. 07-HY2, Class 1A1, 3.071%, 12/25/36 W		776,686	748,717
FRB Ser. 05-AR9, Class A1C3, 1 Month US LIBOR + 0.96%,
2.197%, 7/25/45		592,464	586,539
FRB Ser. 05-AR11, Class A1B3, 1 Month US LIBOR + 0.40%,
1.637%, 8/25/45		496,454	474,710
			23,902,212
Total mortgage-backed securities (cost $71,722,622)			$72,248,724

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.5%)*		amount	Value
Argentina (Province of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		$265,000	$276,705
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		225,000	249,750
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		310,000	327,050
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		962,000	1,039,441
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		470,000	502,313
Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	5,212	1,746,881
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$150,000	163,125
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		942,000	1,083,300
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		419,000	482,904
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		222,000	238,235
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		475,000	529,716
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		400,000	436,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		400,000	491,500

72 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.5%)* cont.		amount	Value
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		$990,000	$1,050,224
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		360,000	366,300
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		200,000	213,500
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		2,400,000	2,667,000
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		300,000	329,678
Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	953,000	268,812
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)		$355,000	373,300
Total foreign government and agency bonds and notes (cost $13,276,759)			$12,835,734

		Principal
SENIOR LOANS (0.1%)*c		amount	Value
Avaya, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD 3 Month
+ 5.25%, 6.564%, 5/29/20 (In default) †		$367,226	$312,142
Brand Energy & Infrastructure Services, Inc. bank term loan FRN
BBA LIBOR USD 3 Month + 4.25%, 5.522%, 6/21/24		425,000	426,690
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, BBA LIBOR USD 3 Month + 7.75%, 11.75%, 3/1/18
(In default) †		725,619	879,813
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.046%, 5/3/24		105,457	105,622
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.239%, 10/25/23		75,000	63,375
Gates Global, LLC/Gates Global Co. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.546%, 3/31/24		115,313	115,719
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.796%, 10/18/19		209,673	180,993
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.481%, 10/25/20		201,704	150,018
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.24%, 3/10/22		94,758	80,239
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.739%, 9/7/23		282,150	252,613
Total senior loans (cost $2,546,680)			$2,567,224

		Principal
ASSET-BACKED SECURITIES (—%)*		amount	Value
Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 16-4, Class A1, 1 Month US LIBOR + 1.20%, 2.435%, 5/10/19		$273,000	$273,000
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.137%, 2/25/49		903,000	903,000
Total asset-backed securities (cost $1,176,043)			$1,176,000

		Principal
CONVERTIBLE BONDS AND NOTES (—%)*		amount	Value
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18		$82,000	$254,456
Total convertible bonds and notes (cost $78,679)			$254,456

Dynamic Asset Allocation Balanced Fund 73

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,508	$207,995
Nine Point Energy 6.75% cv. pfd.	27	27,948
Total convertible preferred stocks (cost $164,227)		$235,943

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $0.00 cum. ARP	5,340	$140,976
Total preferred stocks (cost $133,500)		$140,976

INVESTMENT COMPANIES (—%)*	Shares	Value
Altaba, Inc.	1,987	$131,619
Total investment companies (cost $98,267)		$131,619

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.50	$25,874,600		$25,874,600	$33,404
Total purchased options outstanding (cost $229,114)					$33,404

	Expiration		Strike
WARRANTS (—%)* †	date		price	Warrants	Value
Halcon Resources Corp.	9/9/20		$14.04	1,758	$967
Total warrants (cost $—)					$967

	Principal amount/
SHORT-TERM INVESTMENTS (17.4%)*		shares	Value
Alpine Securitization, Ltd. asset backed commercial paper
1.242%, 10/25/17		$13,000,000	$12,988,272
Canada (Government of) commercial paper 1.200%, 10/3/17		10,000,000	9,998,845
Chariot Funding, LLC asset backed commercial paper
1.181%, 10/11/17		13,000,000	12,994,730
CHARTA, LLC asset backed commercial paper 1.273%, 11/16/17		13,000,000	12,978,057
Interest in $356,509,000 joint tri-party repurchase agreement dated 9/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due
10/2/17 — maturity value of $45,004,013 for an effective yield of 1.070% (collateralized by various mortgage backed securities with a coupon rate of 3.500% and due dates ranging from
4/20/46 to 8/20/47, valued at $363,639,180)		45,000,000	45,000,000
Interest in $275,000,000 joint tri-party repurchase agreement dated 9/29/17 with HSBC Bank USA, National Association due
10/2/17 — maturity value of $46,092,033 for an effective yield of 1.050% (collateralized by various U.S. Treasury bills and a U.S. Treasury note with coupon rates ranging from 0.000%
to 2.000% and due dates ranging from 10/5/17 to 5/31/24, valued
at $280,501,662)		46,088,000	46,088,000
Liberty Street Funding, LLC asset backed commercial paper
1.252%, 11/6/17		6,600,000	6,591,167
Nestle Finance International commercial paper 1.173%, 11/29/17		6,000,000	5,988,286
Old Line Funding, LLC asset backed commercial paper
1.212%, 10/25/17		13,000,000	12,988,274
Putnam Short Term Investment Fund 1.17% L	Shares	234,701,319	234,701,319
Putnam Cash Collateral Pool, LLC 1.25% [d]	Shares	27,418,945	27,418,945
Roche Holdings, Inc. commercial paper 1.081%, 10/18/17		$7,500,000	7,495,635

74 Dynamic Asset Allocation Balanced Fund

	Principal amount/
SHORT-TERM INVESTMENTS (17.4%)* cont.		shares	Value
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.92% P	Shares	402,000	$402,000
Thunder Bay Funding, LLC asset backed commercial paper
1.232%, 11/13/17		$4,446,999	4,439,913
U.S. Treasury Bills 1.029%, 12/14/17 # ∆ §		11,454,000	11,431,760
U.S. Treasury Bills 1.121%, 2/8/18 # ∆ §		5,961,998	5,938,927
U.S. Treasury Bills 1.036%, 12/7/17 ∆		1,318,001	1,315,619
U.S. Treasury Bills 1.046%, 1/11/18 # ∆		576,001	574,363
U.S. Treasury Bills 1.081%, 2/15/18 #		121,002	120,505
U.S. Treasury Bills 1.049%, 1/18/18 ∆		120,000	119,640
Total short-term investments (cost $459,578,369)			$459,574,257

TOTAL INVESTMENTS
Total investments (cost $2,511,261,318)			$2,749,106,241

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan (Offshore)
EUR	Euro
TRY	Turkish Lira
USD /$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through September 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,636,575,735.

† This security is non-income-producing.

Dynamic Asset Allocation Balanced Fund 75

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $176,592, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $7,908,628 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,802,828 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,440,544 and is included in Investments in securities on the Statement of assets and liabilities (Note 1).

## Forward commitment, in part or in entirety (Note 1).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $64,416,154 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

76 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $357,237,764)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	10/18/17	$1,199,231	$1,116,986	$82,245
	Canadian Dollar	Buy	10/18/17	2,634,811	2,658,601	(23,790)
	Canadian Dollar	Sell	10/18/17	2,634,811	2,533,279	(101,532)
	Euro	Sell	12/20/17	43,208	44,315	1,107
	Hong Kong Dollar	Buy	11/15/17	1,736,002	1,738,683	(2,681)
	New Zealand Dollar	Buy	10/18/17	4,788,424	4,804,584	(16,160)
	New Zealand Dollar	Sell	10/18/17	4,788,424	4,782,778	(5,646)
	Norwegian Krone	Buy	12/20/17	5,690,178	5,760,938	(70,760)
	Russian Ruble	Buy	12/20/17	5,270,637	5,136,090	134,547
Barclays Bank PLC
	Australian Dollar	Buy	10/18/17	1,111,314	1,084,063	27,251
	Euro	Sell	12/20/17	5,216,817	5,272,008	55,191
	New Zealand Dollar	Buy	10/18/17	2,618,997	2,684,271	(65,274)
	New Zealand Dollar	Sell	10/18/17	2,618,997	2,615,937	(3,060)
Citibank, N.A.
	Australian Dollar	Buy	10/18/17	438,722	334,467	104,255
	Brazilian Real	Buy	10/3/17	2,565,651	2,554,480	11,171
	Brazilian Real	Sell	10/3/17	2,565,651	2,570,882	5,231
	Brazilian Real	Buy	1/3/18	27,448	27,334	114
	Canadian Dollar	Buy	10/18/17	5,231,067	5,156,812	74,255
	Canadian Dollar	Sell	10/18/17	5,231,067	5,185,324	(45,743)
	Danish Krone	Sell	12/20/17	1,259,680	1,267,669	7,989
	Euro	Buy	12/20/17	1,896,776	1,912,020	(15,244)
	Japanese Yen	Sell	11/15/17	6,014,598	6,195,759	181,161
	New Zealand Dollar	Buy	10/18/17	8,017,726	8,069,514	(51,788)
	New Zealand Dollar	Sell	10/18/17	8,017,726	8,078,480	60,754
	Norwegian Krone	Buy	12/20/17	4,459,473	4,558,512	(99,039)
	Russian Ruble	Buy	12/20/17	5,200,491	5,131,988	68,503
	Swedish Krona	Sell	12/20/17	2,462,503	2,525,260	62,757
Credit Suisse International
	Australian Dollar	Buy	10/18/17	2,782,913	2,783,146	(233)
	Canadian Dollar	Buy	10/18/17	1,373,753	1,323,112	50,641
	Canadian Dollar	Sell	10/18/17	1,373,753	1,386,031	12,278
	Euro	Buy	12/20/17	7,942,862	8,030,804	(87,942)
	Japanese Yen	Sell	11/15/17	3,793,582	3,843,315	49,733
	New Zealand Dollar	Buy	10/18/17	1,054,170	1,052,985	1,185
	New Zealand Dollar	Sell	10/18/17	1,054,170	1,062,063	7,893
	Swedish Krona	Sell	12/20/17	2,590,370	2,589,830	(540)
Goldman Sachs International
	Australian Dollar	Buy	10/18/17	7,747,671	7,752,310	(4,639)
	Australian Dollar	Sell	10/18/17	7,747,672	7,512,149	(235,523)
	Canadian Dollar	Buy	10/18/17	2,605,314	2,628,819	(23,505)
	Canadian Dollar	Sell	10/18/17	2,605,314	2,564,570	(40,744)
	Euro	Buy	12/20/17	3,547,122	3,581,909	(34,787)

Dynamic Asset Allocation Balanced Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $357,237,764) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Hungarian Forint	Sell	12/20/17	$2,562,757	$2,595,187	$32,430
	Indonesian Rupiah	Sell	11/15/17	13,446	16,134	2,688
	Japanese Yen	Sell	11/15/17	3,590,839	3,668,822	77,983
	New Zealand Dollar	Buy	10/18/17	5,096,970	5,166,462	(69,492)
	New Zealand Dollar	Sell	10/18/17	5,096,970	5,132,897	35,927
	South African Rand	Sell	10/18/17	2,427,452	2,503,083	75,631
	Swedish Krona	Sell	12/20/17	1,898,073	1,967,099	69,026
	Turkish Lira	Buy	12/20/17	8,096,055	8,263,023	(166,968)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/17	2,552,493	2,571,193	(18,700)
	Australian Dollar	Sell	10/18/17	2,552,493	2,558,301	5,808
	Canadian Dollar	Buy	10/18/17	5,221,128	5,153,560	67,568
	Canadian Dollar	Sell	10/18/17	5,206,300	5,173,235	(33,065)
	Euro	Sell	12/20/17	8,013,016	8,100,433	87,417
	Japanese Yen	Sell	11/15/17	2,495,527	2,575,626	80,099
	Mexican Peso	Sell	10/18/17	2,477,504	2,501,986	24,482
	New Zealand Dollar	Buy	10/18/17	7,642,242	7,679,398	(37,156)
	New Zealand Dollar	Sell	10/18/17	7,642,242	7,735,616	93,374
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/17	3,708,354	3,809,555	(101,201)
	British Pound	Sell	12/20/17	3,911,974	3,795,294	(116,680)
	Canadian Dollar	Sell	10/18/17	1,025,486	1,030,131	4,645
	Euro	Sell	12/20/17	3,693,722	3,745,898	52,176
	Indonesian Rupiah	Sell	11/15/17	13,446	19,870	6,424
	Japanese Yen	Sell	11/15/17	2,542,873	2,588,646	45,773
	New Zealand Dollar	Buy	10/18/17	923,761	977,291	(53,530)
	Norwegian Krone	Buy	12/20/17	2,565,971	2,616,042	(50,071)
	Singapore Dollar	Buy	11/15/17	1,794,663	1,794,461	202
	South African Rand	Buy	10/18/17	2,495,888	2,519,348	(23,460)
	South African Rand	Sell	10/18/17	2,495,888	2,563,700	67,812
	Swedish Krona	Sell	12/20/17	4,564,853	4,609,820	44,967
	Swiss Franc	Buy	12/20/17	2,953,331	2,975,094	(21,763)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/17	5,889,024	5,745,885	143,139
	Canadian Dollar	Buy	10/18/17	3,017,865	2,868,902	148,963
	Euro	Buy	12/20/17	661,302	679,139	(17,837)
	New Zealand Dollar	Buy	10/18/17	7,607,294	7,645,445	(38,151)
	New Zealand Dollar	Sell	10/18/17	7,607,294	7,659,300	52,006
	Swedish Krona	Sell	12/20/17	2,541,145	2,605,487	64,342
	Turkish Lira	Buy	12/20/17	4,791,133	4,913,839	(122,706)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	4,485,647	4,411,490	74,157
	British Pound	Sell	12/20/17	2,600,729	2,633,253	32,524
	Canadian Dollar	Buy	10/18/17	2,683,784	2,636,697	47,087

78 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $357,237,764) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Canadian Dollar	Sell	10/18/17	$2,683,784	$2,716,177	$32,393
	Euro	Buy	12/20/17	3,816,938	3,854,011	(37,073)
	New Zealand Dollar	Buy	10/18/17	3,401,879	3,506,853	(104,974)
	Norwegian Krone	Buy	12/20/17	6,415,361	6,559,478	(144,117)
	Swedish Krona	Sell	12/20/17	2,645,467	2,708,117	62,650
UBS AG
	Australian Dollar	Buy	10/18/17	2,883,221	2,867,199	16,022
	Canadian Dollar	Buy	10/18/17	2,696,689	2,690,893	5,796
	Euro	Sell	12/20/17	2,597,013	2,633,370	36,357
	Japanese Yen	Sell	11/15/17	5,201,110	5,273,387	72,277
	New Zealand Dollar	Buy	10/18/17	2,578,849	2,592,611	(13,762)
	New Zealand Dollar	Sell	10/18/17	2,578,849	2,595,559	16,710
	Norwegian Krone	Buy	12/20/17	2,567,744	2,596,388	(28,644)
	Swedish Krona	Sell	12/20/17	2,563,828	2,608,323	44,495
WestPac Banking Corp.
	Australian Dollar	Buy	10/18/17	3,981,516	3,926,012	55,504
	Australian Dollar	Sell	10/18/17	3,981,516	3,974,481	(7,035)
	Canadian Dollar	Buy	10/18/17	2,650,441	2,601,277	49,164
	Canadian Dollar	Sell	10/18/17	2,650,441	2,647,655	(2,786)
	Euro	Buy	12/20/17	111,819	112,773	(954)
	Japanese Yen	Sell	11/15/17	2,491,150	2,547,457	56,307
	New Zealand Dollar	Buy	10/18/17	5,023,318	5,033,938	(10,620)
	New Zealand Dollar	Sell	10/18/17	5,023,318	5,073,086	49,768
Unrealized appreciation						2,932,354
Unrealized depreciation						(2,149,375)
Total						$782,979

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,768	$131,792,148	$131,972,360	Dec-17	$8,279,544
Russell 2000 Index E-Mini (Short)	134	9,988,771	10,002,430	Dec-17	(628,688)
S&P 500 Index E-Mini (Long)	363	45,726,384	45,667,215	Dec-17	304,912
S&P Mid Cap 400 Index E-Mini (Long)	14	2,514,316	2,513,980	Dec-17	65,807
Tokyo Price Index (Long)	179	26,641,213	26,645,190	Dec-17	1,675,147
U.S. Treasury Bond 30 yr (Long)	139	21,240,938	21,240,938	Dec-17	(344,792)
U.S. Treasury Bond Ultra 30 yr (Long)	265	43,758,125	43,758,125	Dec-17	(785,504)
U.S. Treasury Note 2 yr (Long)	610	131,578,907	131,578,907	Dec-17	(329,073)
U.S. Treasury Note 2 yr (Short)	151	32,571,172	32,571,172	Dec-17	75,715
U.S. Treasury Note 5 yr (Long)	1,061	124,667,500	124,667,500	Dec-17	(809,916)
U.S. Treasury Note 5 yr (Short)	11	1,292,500	1,292,500	Dec-17	8,923

Dynamic Asset Allocation Balanced Fund 79

FUTURES CONTRACTS OUTSTANDING at 9/30/17 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 10 yr (Long)	328	$41,102,500	$41,102,501	Dec-17	$(431,153)
U.S. Treasury Note 10 yr (Short)	815	102,129,688	102,129,688	Dec-17	1,030,738
U.S. Treasury Note Ultra 10 yr (Short)	14	1,880,594	1,880,594	Dec-17	21,849
Unrealized appreciation					11,462,635
Unrealized depreciation					(3,329,126)
Total					$8,133,509

WRITTEN OPTIONS OUTSTANDING at 9/30/17 (premiums $88,440)
	Expiration	Notional	Contract
	date/strike price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	$25,874,600	$25,874,600	$9,211
Total				$9,211

TBA SALE COMMITMENTS OUTSTANDING at 9/30/17 (proceeds receivable $28,307,852)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 11/1/47	$1,000,000	11/13/17	$1,051,172
Federal National Mortgage Association, 4.00%, 10/1/47	2,000,000	10/12/17	2,105,468
Federal National Mortgage Association, 3.50%, 10/1/47	1,000,000	10/12/17	1,030,859
Federal National Mortgage Association, 3.00%, 10/1/47	24,000,000	10/12/17	24,075,001
Total			$28,262,500

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$71,228,400	$13,747 E	$(2,916)	12/20/19	1.80% —	3 month USD-	$10,831
				Semiannually	LIBOR-BBA —
					Quarterly
92,498,300	17,852 E	3,483	12/20/19	3 month USD-	1.80% —	(14,369)
				LIBOR-BBA —	Semiannually
				Quarterly
17,806,000	1,816 E	(9,336)	12/20/22	3 month USD-	2.05% —	(7,520)
				LIBOR-BBA —	Semiannually
				Quarterly
77,375,100	7,892 E	39,492	12/20/22	2.05% —	3 month USD-	31,600
				Semiannually	LIBOR-BBA —
					Quarterly
49,163,200	279,001 E	(238,823)	12/20/27	2.25% —	3 month USD-	42,529
				Semiannually	LIBOR-BBA —
					Quarterly
24,654,200	139,913 E	119,139	12/20/27	3 month USD-	2.25% —	(20,774)
				LIBOR-BBA —	Semiannually
				Quarterly
5,834,900	52,672 E	(60,559)	12/20/47	2.50% —	3 month USD-	(7,887)
				Semiannually	LIBOR-BBA —
					Quarterly

80 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$14,467,100	$130,595 E	$149,872	12/20/47	3 month USD-	2.50% —	$19,277
				LIBOR-BBA —	Semiannually
				Quarterly
273,000	293	(2)	10/2/27	2.2935% —	3 month USD-	(295)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$350				$53,392

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$10,086	$10,274	$—	1/12/42	4.00% (1 month	Synthetic TRS	$279
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
208,153	212,894	—	1/12/41	4.00% (1 month	Synthetic TRS	6,741
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,193	26,790	—	1/12/41	4.00% (1 month	Synthetic TRS	848
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
963	957	—	1/12/38	6.50% (1 month	Synthetic TRS	5
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
147,780	147,481	—	1/12/40	4.50% (1 month	Synthetic MBX	(71)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,521	37,759	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(318)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
30,117	30,390	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(609)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,990	17,265	—	1/12/43	3.50% (1 month	Synthetic TRS	419
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$297,975	$297,510	$—	1/12/40	5.00% (1 month	Synthetic MBX	$54
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,006,347	1,004,922	—	1/12/41	5.00% (1 month	Synthetic MBX	326
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
372,977	374,080	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,961)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
151,548	151,333	—	1/12/41	5.00% (1 month	Synthetic MBX	49
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
262,506	262,134	—	1/12/41	5.00% (1 month	Synthetic MBX	85
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
107,245,795	110,923,510	—	11/27/17	3 month USD-	Russell 1000 Total	(3,535,181)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
130,944,211	131,766,710	—	12/1/17	(3 month USD-	A basket	889,149
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks* —
				Quarterly	Quarterly
Credit Suisse International
1,421,774	1,424,452	—	1/12/41	4.50% (1 month	Synthetic MBX Index	4,881
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
43,041	44,358	—	1/12/45	3.50% (1 month	Synthetic TRS	1,698
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
16,898	16,768	—	1/12/39	6.00% (1 month	Synthetic TRS	79
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,023	3,002	—	1/12/38	6.50% (1 month	Synthetic TRS	16
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$25,055	$25,521	$—	1/12/42	4.00% (1 month	Synthetic TRS	$693
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
25,055	25,521	—	1/12/42	4.00% (1 month	Synthetic TRS	693
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
107,250	109,690	—	1/12/40	4.00% (1 month	Synthetic TRS	3,468
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
20,889	20,950	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(110)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
25,057	25,131	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(132)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
462,341	463,709	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,430)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
234,346	239,684	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(7,589)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
60,195	61,317	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(1,664)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		909,483
Upfront premium (paid)		—		Unrealized depreciation		(3,550,065)
Total		$—		Total		$(2,640,582)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

*A BASKET — CGPUTQL2 OF COMMON STOCK
				Percentage
Common stocks	Sector	Shares	Value	value
Johnson & Johnson	Health care	30,607	$3,979,189	3.02%
JPMorgan Chase & Co.	Financials	36,357	3,472,464	2.64%
Pfizer, Inc.	Health care	89,767	3,204,665	2.43%
McDonald’s Corp.	Consumer discretionary	17,668	2,768,294	2.10%
Applied Materials, Inc.	Information technology	51,632	2,689,493	2.04%
Texas Instruments, Inc.	Information technology	29,373	2,633,040	2.00%

Dynamic Asset Allocation Balanced Fund 83

*A BASKET — CGPUTQL2 OF COMMON STOCK cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Information technology	16,986	$2,617,829	1.99%
Raytheon Co.	Industrials	13,516	2,521,782	1.91%
UnitedHealth Group, Inc.	Health care	12,729	2,492,994	1.89%
PNC Financial Services Group, Inc. (The)	Financials	18,055	2,433,334	1.85%
eBay, Inc.	Information technology	62,626	2,408,603	1.83%
Altria Group, Inc.	Consumer staples	37,647	2,387,600	1.81%
Intuit, Inc.	Information technology	16,399	2,330,964	1.77%
Exxon Mobil Corp.	Energy	27,854	2,283,439	1.73%
Norfolk Southern Corp.	Industrials	17,113	2,262,958	1.72%
Northrop Grumman Corp.	Industrials	7,799	2,243,800	1.70%
Danaher Corp.	Health care	26,022	2,232,202	1.69%
Humana, Inc.	Health care	9,081	2,212,289	1.68%
Honeywell International, Inc.	Industrials	15,586	2,209,227	1.68%
Kimberly-Clark Corp.	Consumer staples	16,714	1,966,942	1.49%
Walt Disney Co. (The)	Consumer discretionary	19,363	1,908,586	1.45%
Automatic Data Processing, Inc.	Information technology	17,352	1,896,961	1.44%
TJX Cos., Inc. (The)	Consumer discretionary	25,393	1,872,259	1.42%
CBS Corp. Class B (non-voting shares)	Consumer discretionary	31,854	1,847,553	1.40%
Zoetis, Inc.	Health care	28,747	1,832,885	1.39%
Lowe’s Cos., Inc.	Consumer discretionary	22,885	1,829,462	1.39%
Sherwin-Williams Co. (The)	Materials	5,043	1,805,544	1.37%
Allstate Corp. (The)	Financials	16,967	1,559,403	1.18%
CVS Health Corp.	Consumer staples	18,835	1,531,666	1.16%
Juniper Networks, Inc.	Information technology	55,034	1,531,583	1.16%
Aflac, Inc.	Financials	18,331	1,491,982	1.13%
Alphabet, Inc. Class A	Information technology	1,527	1,486,472	1.13%
General Dynamics Corp.	Industrials	6,812	1,400,347	1.06%
Verizon Communications, Inc.	Telecommunication	28,139	1,392,575	1.06%
	services
CME Group, Inc.	Financials	10,128	1,374,104	1.04%
Berkshire Hathaway, Inc. Class B	Financials	7,492	1,373,506	1.04%
Fidelity National Information	Information technology	14,381	1,343,082	1.02%
Services, Inc.
Kinder Morgan, Inc.	Energy	69,499	1,332,999	1.01%
PG&E Corp.	Utilities	19,216	1,308,391	0.99%
F5 Networks, Inc.	Information technology	10,695	1,289,400	0.98%
Ross Stores, Inc.	Consumer discretionary	19,521	1,260,466	0.96%
Baker Hughes a GE Co.	Energy	34,408	1,260,013	0.96%
Marathon Petroleum Corp.	Energy	21,134	1,185,177	0.90%
Merck & Co., Inc.	Health care	17,739	1,135,825	0.86%
Sysco Corp.	Consumer staples	20,912	1,128,217	0.86%
Equity Residential Trust	Real estate	16,687	1,100,186	0.83%
Microsoft Corp.	Information technology	14,274	1,063,292	0.81%
Adobe Systems, Inc.	Information technology	7,096	1,058,606	0.80%
Harris Corp.	Information technology	7,944	1,046,012	0.79%
Edison International	Utilities	13,472	1,039,649	0.79%

84 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,504	$22,000	$3,335	5/11/63	300 bp —	$(1,820)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,953	49,000	7,428	5/11/63	300 bp —	(4,451)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,050	98,000	14,857	5/11/63	300 bp —	(8,758)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	8,647	78,000	11,825	5/11/63	300 bp —	(3,139)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	3,665	114,000	6,715	5/11/63	200 bp —	(3,012)
Index						Monthly
CMBX NA A.6	A/P	8,064	169,000	9,954	5/11/63	200 bp —	(1,834)
Index						Monthly
CMBX NA A.6	A/P	11,156	343,000	20,203	5/11/63	200 bp —	(8,933)
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	31,158	5/11/63	200 bp —	(14,386)
Index						Monthly
CMBX NA A.6	A/P	33,781	642,000	37,814	5/11/63	200 bp —	(3,819)
Index						Monthly
CMBX NA A.6	A/P	66,809	1,781,000	104,901	5/11/63	200 bp —	(37,499)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,210	128,000	19,405	5/11/63	300 bp —	(3,131)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	354,763	3,318,000	503,009	5/11/63	300 bp —	(146,587)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	25,279	342,000	37,859	1/17/47	300 bp —	(12,410)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	110,109	1,393,000	154,205	1/17/47	300 bp —	(43,400)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	7,391	146,000	8,599	5/11/63	200 bp —	(1,160)
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	8,599	5/11/63	200 bp —	(1,160)
Index						Monthly
CMBX NA A.6	A/P	7,598	146,000	8,599	5/11/63	200 bp —	(953)
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	12,310	5/11/63	200 bp —	1,485
Index						Monthly
CMBX NA A.6	A/P	8,196	269,000	15,844	5/11/63	200 bp —	(7,559)
Index						Monthly
CMBX NA A.6	A/P	8,320	269,000	15,844	5/11/63	200 bp —	(7,435)
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	20,321	5/11/63	200 bp —	(3,162)
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	31,158	5/11/63	200 bp —	(14,386)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$42,184	$700,000	$41,230	5/11/63	200 bp —	$1,187
Index						Monthly
CMBX NA A.6	A/P	41,576	817,000	48,121	5/11/63	200 bp —	(6,273)
Index						Monthly
CMBX NA A.7	A/P	48,048	953,000	32,116	1/17/47	200 bp —	16,249
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,798	48,000	7,277	5/11/63	300 bp —	(3,455)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,846	54,000	8,186	5/11/63	300 bp —	(2,313)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,225	81,000	12,280	5/11/63	300 bp —	(8,014)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,540	96,000	14,554	5/11/63	300 bp —	(7,965)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,387	96,000	14,554	5/11/63	300 bp —	(4,118)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,428	96,000	14,554	5/11/63	300 bp —	(4,078)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,796	107,000	16,221	5/11/63	300 bp —	(4,372)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,042	119,000	18,040	5/11/63	300 bp —	(7,939)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,593	169,000	25,620	5/11/63	300 bp —	(10,943)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,937	177,000	26,833	5/11/63	300 bp —	(11,808)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,396	340,000	51,544	5/11/63	300 bp —	(9,978)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,766	392,000	59,427	5/11/63	300 bp —	(22,466)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,643	1,565,000	237,254	5/11/63	300 bp —	(118,828)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,363	30,000	3,321	1/17/47	300 bp —	(943)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	10,107	145,000	16,052	1/17/47	300 bp —	(5,872)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	23,828	385,000	22,677	5/11/63	200 bp —	1,280
Index						Monthly
CMBX NA A.6	A/P	14,457	504,000	29,686	5/11/63	200 bp —	(15,061)
Index						Monthly
CMBX NA A.6	A/P	17,326	529,000	31,158	5/11/63	200 bp —	(13,656)
Index						Monthly
CMBX NA A.6	A/P	16,906	559,000	32,925	5/11/63	200 bp —	(15,833)
Index						Monthly
CMBX NA A.6	A/P	38,131	648,000	38,167	5/11/63	200 bp —	180
Index						Monthly

86 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$19,222	$683,000	$40,229	5/11/63	200 bp —	$(20,779)
Index						Monthly
CMBX NA A.6	A/P	28,021	849,000	50,006	5/11/63	200 bp —	(21,702)
Index						Monthly
CMBX NA A.6	A/P	162,589	2,698,000	158,912	5/11/63	200 bp —	4,576
Index						Monthly
CMBX NA A.7	A/P	16,576	378,000	12,739	1/17/47	200 bp —	3,964
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,548	38,000	5,761	5/11/63	300 bp —	(194)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,945	53,000	8,035	5/11/63	300 bp —	(2,064)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,931	54,000	8,186	5/11/63	300 bp —	(2,228)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,754	55,000	8,338	5/11/63	300 bp —	(557)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,750	62,000	9,399	5/11/63	300 bp —	(1,618)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,983	79,000	11,976	5/11/63	300 bp —	(2,954)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,804	80,000	12,128	5/11/63	300 bp —	(3,284)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,420	83,000	12,583	5/11/63	300 bp —	(3,122)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,250	85,000	12,886	5/11/63	300 bp —	(594)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,151	91,000	13,796	5/11/63	300 bp —	(3,599)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,122	97,000	14,705	5/11/63	300 bp —	(534)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,790	134,000	20,314	5/11/63	300 bp —	(5,457)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,226	182,000	27,591	5/11/63	300 bp —	(7,274)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	519,621	4,339,000	657,792	5/11/63	300 bp —	(135,994)
Index						Monthly
Upfront premium received		2,172,874		Unrealized appreciation			28,921
Upfront premium (paid)		—		Unrealized depreciation			(814,863)
Total		$2,172,874		Total			$(785,942)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Balanced Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(9,737)	$62,000	$12,102	1/17/47	(500 bp) —	$2,313
					Monthly
CMBX NA BB.7 Index	(10,124)	62,000	12,102	1/17/47	(500 bp) —	1,927
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(18,498)	1,048,000	254,559	5/11/63	(500 bp) —	235,188
					Monthly
CMBX NA BB.7 Index	(109,548)	666,000	130,003	1/17/47	(500 bp) —	19,900
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(52,173)	510,000	123,879	5/11/63	(500 bp) —	71,281
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	8,198	1/17/47	(500 bp) —	1,808
					Monthly
CMBX NA BB.6 Index	(146)	1,000	243	5/11/63	(500 bp) —	96
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	112,630	1/17/47	(500 bp) —	(5,010)
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	22,253	1/17/47	(500 bp) —	3,480
					Monthly
CMBX NA BB.7 Index	(676)	4,000	781	1/17/47	(500 bp) —	101
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(30,579)	230,000	55,867	5/11/63	(500 bp) —	25,097
					Monthly
CMBX NA BB.6 Index	(15,389)	107,000	25,990	5/11/63	(500 bp) —	10,512
					Monthly
CMBX NA BB.6 Index	(10,826)	77,000	18,703	5/11/63	(500 bp) —	7,813
					Monthly
CMBX NA BB.7 Index	(129,250)	755,000	147,376	1/17/47	(500 bp) —	17,497
					Monthly
CMBX NA BB.7 Index	(29,883)	184,000	35,917	1/17/47	(500 bp) —	5,881
					Monthly
CMBX NA BB.7 Index	(18,784)	120,000	23,424	1/17/47	(500 bp) —	4,540
					Monthly
CMBX NA BB.7 Index	(9,737)	62,000	12,102	1/17/47	(500 bp) —	2,313
					Monthly
CMBX NA BBB–.7 Index	(6,138)	55,000	6,089	1/17/47	(300 bp) —	(77)
					Monthly
Upfront premium received	—		Unrealized appreciation			409,747
Upfront premium (paid)	(593,682)		Unrealized depreciation			(5,087)
Total	$(593,682)		Total			$404,660

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

88 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	B+/P	$(2,277,972)	$30,833,000	$2,414,779	12/20/22	500 bp —	$149,653
Index						Quarterly
NA IG Series 28	BBB+/P	(1,955,037)	120,850,000	2,560,086	6/20/22	100 bp —	641,976
Index						Quarterly
Total		$(4,233,009)					$791,629

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$4,018,548	$53,939,000	$4,224,395	12/20/22	(500 bp) —	$(220,829)
Index					Quarterly
Total	$4,018,548					$(220,829)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Balanced Fund 89

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Basic materials	$38,991,262	$12,079,357	$—
Capital goods	93,291,946	2,613,868	—
Communication services	36,039,214	6,884,340	1,332
Conglomerates	8,289,597	2,877,450	—
Consumer cyclicals	188,087,199	8,926,269	4
Consumer staples	130,360,136	12,896,150	176,588
Energy	72,859,567	1,249,928	7,209
Financials	247,583,781	33,564,658	—
Health care	184,635,918	4,829,996	—
Technology	269,131,940	5,775,358	—
Transportation	38,466,194	7,423,442	—
Utilities and power	50,288,965	959,230	—
Total common stocks	1,358,025,719	100,080,046	185,133

Asset-backed securities	—	1,176,000	—
Convertible bonds and notes	—	254,456	—
Convertible preferred stocks	—	235,943	—
Corporate bonds and notes	—	427,178,648	20
Foreign government and agency bonds and notes	—	12,835,734	—
Investment companies	131,619	—	—
Mortgage-backed securities	—	72,248,724	—
Preferred stocks	140,976	—	—
Purchased options outstanding	—	33,404	—
Senior loans	—	2,567,224	—
U.S. government and agency mortgage obligations	—	314,132,091	—
U.S. treasury obligations	—	305,280	—
Warrants	967	—	—
Short-term investments	235,103,319	224,470,938	—
Totals by level	$1,593,402,600	$1,155,518,488	$185,153

90 Dynamic Asset Allocation Balanced Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$782,979	$—
Futures contracts	8,133,509	—	—
Written options outstanding	—	(9,211)	—
TBA sale commitments	—	(28,262,500)	—
Interest rate swap contracts	—	53,042	—
Total return swap contracts	—	(2,640,582)	—
Credit default contracts	—	(1,175,213)	—
Totals by level	$8,133,509	$(31,251,485)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 91

Statement of assets and liabilities 9/30/17

ASSETS
Investment in securities, at value, including $26,825,260 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,249,141,054)	$2,486,985,977
Affiliated issuers (identified cost $262,120,264) (Notes 1 and 5)	262,120,264
Cash	20,408
Foreign currency (cost $47,358) (Note 1)	61,146
Dividends, interest and other receivables	9,105,662
Receivable for shares of the fund sold	22,806,190
Receivable for investments sold	6,896,965
Receivable for sales of delayed delivery securities (Note 1)	26,731,706
Receivable for variation margin on futures contracts (Note 1)	393,056
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,455,289
Unrealized appreciation on forward currency contracts (Note 1)	2,932,354
Unrealized appreciation on OTC swap contracts (Note 1)	1,348,151
Premium paid on OTC swap contracts (Note 1)	593,682
Prepaid assets	49,785
Total assets	2,821,500,635

LIABILITIES
Payable for investments purchased	5,802,499
Payable for purchases of delayed delivery securities (Note 1)	85,098,125
Payable for shares of the fund repurchased	23,366,533
Payable for compensation of Manager (Note 2)	1,123,421
Payable for custodian fees (Note 2)	72,972
Payable for investor servicing fees (Note 2)	566,166
Payable for Trustee compensation and expenses (Note 2)	493,700
Payable for administrative services (Note 2)	10,775
Payable for distribution fees (Note 2)	1,233,328
Payable for variation margin on futures contracts (Note 1)	257,744
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,415,298
Unrealized depreciation on OTC swap contracts (Note 1)	4,370,015
Premium received on OTC swap contracts (Note 1)	2,172,874
Unrealized depreciation on forward currency contracts (Note 1)	2,149,375
Written options outstanding, at value (premiums $88,440) (Note 1)	9,211
TBA sale commitments, at value (proceeds receivable $28,307,852) (Note 1)	28,262,500
Collateral on securities loaned, at value (Note 1)	27,418,945
Collateral on certain derivative contracts, at value (Notes 1 and 9)	707,280
Other accrued expenses	394,139
Total liabilities	184,924,900

Net assets	$2,636,575,735

(Continued on next page)

92 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,254,280,157
Undistributed net investment income (Note 1)	31,094,343
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	106,705,752
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	244,495,483
Total — Representing net assets applicable to capital shares outstanding	$2,636,575,735

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,398,457,549 divided by 90,647,426 shares)	$15.43
Offering price per class A share (100/94.25 of $15.43)*	$16.37
Net asset value and offering price per class B share ($68,183,057 divided by 4,437,825 shares)**	$15.36
Net asset value and offering price per class C share ($306,264,262 divided by 20,383,240 shares)**	$15.03
Net asset value and redemption price per class M share ($30,034,122 divided by 1,951,172 shares)	$15.39
Offering price per class M share (100/96.50 of $15.39)*	$15.95
Net asset value, offering price and redemption price per class P share
($197,195,154 divided by 12,749,218 shares)	$15.47
Net asset value, offering price and redemption price per class R share
($34,448,011 divided by 2,250,604 shares)	$15.31
Net asset value, offering price and redemption price per class R5 share
($1,433,587 divided by 92,726 shares)	$15.46
Net asset value, offering price and redemption price per class R6 share
($212,564,867 divided by 13,749,866 shares)	$15.46
Net asset value, offering price and redemption price per class Y share
($387,995,126 divided by 25,098,231 shares)	$15.46

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 93

Statement of operations Year ended 9/30/17

INVESTMENT INCOME
Dividends (net of foreign tax of $787,423)	$31,864,638
Interest (net of foreign tax of $2,401) (including interest income of $2,022,461 from investments
in affiliated issuers) (Note 5)	30,183,634
Securities lending (net of expenses) (Notes 1 and 5)	110,074
Total investment income	62,158,346

EXPENSES
Compensation of Manager (Note 2)	12,913,944
Investor servicing fees (Note 2)	3,250,585
Custodian fees (Note 2)	219,402
Trustee compensation and expenses (Note 2)	145,807
Distribution fees (Note 2)	7,361,886
Administrative services (Note 2)	74,662
Other	893,259
Total expenses	24,859,545

Expense reduction (Note 2)	(15,273)
Net expenses	24,844,272

Net investment income	37,314,074

Net realized gain on securities from unaffiliated issuers (net of foreign tax of $43,218)
(Notes 1 and 3)	88,439,706
Net realized gain on forward currency contracts (Note 1)	4,814,205
Net realized loss on foreign currency transactions (Note 1)	(100,912)
Net realized gain on swap contracts (Note 1)	9,687,539
Net realized gain on futures contracts (Note 1)	35,166,306
Net realized loss on written options (Note 1)	(791,003)
Net unrealized appreciation of securities in unaffiliated issuers, when-issued securities and TBA
sale commitments during the year	121,868,325
Net unrealized depreciation of forward currency contracts during the year	(889,711)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	18,393
Net unrealized depreciation of swap contracts during the year	(5,125,239)
Net unrealized appreciation of futures contracts during the year	3,900,191
Net unrealized appreciation of written options during the year	79,229
Net gain on investments	257,067,029

Net increase in net assets resulting from operations	$294,381,103

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/17	Year ended 9/30/16
Operations
Net investment income	$37,314,074	$27,741,235
Net realized gain on investments
and foreign currency transactions	137,215,841	13,857,563
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	119,851,188	118,581,141
Net increase in net assets resulting from operations	294,381,103	160,179,939
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(19,793,277)	(20,441,767)
Class B	(492,427)	(605,504)
Class C	(2,268,503)	(2,365,289)
Class M	(279,760)	(297,812)
Class P	(3,357,051)	(595,119)
Class R	(370,612)	(265,406)
Class R5	(36,284)	(35,027)
Class R6	(3,330,277)	(2,238,702)
Class Y	(5,726,823)	(5,772,575)
Net realized short-term gain on investments
Class A	—	(11,069,914)
Class B	—	(640,309)
Class C	—	(2,081,662)
Class M	—	(242,629)
Class R	—	(130,213)
Class R5	—	(2,349)
Class R6	—	(706,466)
Class Y	—	(2,646,983)
From net realized long-term gain on investments
Class A	(11,716,141)	(54,460,505)
Class B	(624,910)	(3,150,115)
Class C	(2,579,176)	(10,241,125)
Class M	(248,337)	(1,193,657)
Class P	(1,439,619)	—
Class R	(236,302)	(640,609)
Class R5	(20,580)	(11,557)
Class R6	(1,426,579)	(3,475,588)
Class Y	(2,494,803)	(13,022,328)
Increase from capital share transactions (Note 4)	99,823,214	425,922,883
Total increase in net assets	337,762,856	449,769,612

NET ASSETS
Beginning of year	2,298,812,879	1,849,043,267
End of year (including undistributed net investment
income of $31,094,343 and $14,287,127, respectively)	$2,636,575,735	$2,298,812,879

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 95

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
September 30, 2017	$14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	$15.43	12.66	$1,398,458.98		1.54	200[e]
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[d]	1.38[d]	374[e]
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343[e]
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	14.69	12.94	1,114,099.99		1.55	351[e]
September 30, 2013	11.89	.21	1.28	1.49	(.19)	—	(.19)	13.19	12.62	969,273	1.02	1.71	190[f]
Class B
September 30, 2017	$13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	$15.36	11.80	$68,183	1.73	.78	200[e]
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[d]	.62[d]	374[e]
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343[e]
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	14.63	11.97	78,865	1.74	.80	351[e]
September 30, 2013	11.84	.12	1.29	1.41	(.10)	—	(.10)	13.15	11.90	81,247	1.77	.96	190[f]
Class C
September 30, 2017	$13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	$15.03	11.89	$306,264	1.73	.79	200[e]
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[d]	.63[d]	374[e]
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343[e]
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	14.38	12.09	142,816	1.74	.80	351[e]
September 30, 2013	11.65	.12	1.25	1.37	(.10)	—	(.10)	12.92	11.81	114,907	1.77	.96	190[f]
Class M
September 30, 2017	$13.99	.15	1.52	1.67	(.14)	(.13)	(.27)	$15.39	12.07	$30,034	1.48	1.04	200[e]
September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	13.99	7.52	27,883	1.51[d]	.87[d]	374[e]
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343[e]
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	14.66	12.33	28,808	1.49	1.05	351[e]
September 30, 2013	11.87	.15	1.28	1.43	(.13)	—	(.13)	13.17	12.10	26,680	1.52	1.20	190[f]
Class P
September 30, 2017	$14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	$15.47	13.14	$197,195.59		1.96	200[e]
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374[e]
Class R
September 30, 2017	$13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	$15.31	12.43	$34,448	1.23	1.31	200[e]
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[d]	1.13[d]	374[e]
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343[e]
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	14.59	12.59	14,744	1.24	1.30	351[e]
September 30, 2013	11.81	.18	1.28	1.46	(.16)	—	(.16)	13.11	12.42	12,512	1.27	1.46	190[f]
Class R5
September 30, 2017	$14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	$15.46	12.96	$1,434.73		1.71	200[e]
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[d]	1.72[d]	374[e]
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343[e]
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	14.71	13.12	36.74		1.95	351[e]
September 30, 2013	11.90	.25	1.29	1.54	(.23)	—	(.23)	13.21	12.99	12.75		1.98	190[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 97

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class R6
September 30, 2017	$14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	$15.46	13.03	$212,565.63		1.93	200[e]
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[d]	1.75[d]	374[e]
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343[e]
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	14.71	13.30	16,200.64		1.91	351[e]
September 30, 2013	11.90	.25	1.30	1.55	(.24)	—	(.24)	13.21	13.11	10,947.65		1.94	190[f]
Class Y
September 30, 2017	$14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	$15.46	12.92	$387,995.73		1.82	200[e]
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[d]	1.63[d]	374[e]
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343[e]
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	14.71	13.20	131,417.74		1.79	351[e]
September 30, 2013	11.90	.25	1.28	1.53	(.22)	—	(.22)	13.21	12.96	115,550.77		1.98	190[f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	404%

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 99

Notes to financial statements 9/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through September 30, 2017.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

100 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Balanced Fund 101

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $92,910,038, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received

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or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and

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obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

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Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $134,555 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,664,202 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,802,828 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $27,418,945 and the value of securities loaned amounted to $26,825,260.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

At the close of the reporting period, the fund reclassified $15,148,156 to increase undistributed net investment income, $815 to decrease paid-in capital and $15,147,341 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$282,736,941
Unrealized depreciation	(51,761,963)
Net unrealized appreciation	230,974,978
Undistributed ordinary income	29,500,251
Undistributed long-term gain	76,822,585
Undistributed short-term gain	45,039,705
Cost for federal income tax purposes	$2,494,973,776

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.525% of the fund’s average net assets.

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Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,029,575	Class R	43,319
Class B	104,687	Class R5	3,342
Class C	437,433	Class R6	89,980
Class M	42,744	Class Y	481,553
Class P	17,952	Total	$3,250,585

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,860 under the expense offset arrangements and by $11,413 under the brokerage/ service arrangements.

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Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,881, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,385,784
Class B	1.00%	1.00%	698,142
Class C	1.00%	1.00%	2,919,281
Class M	1.00%	0.75%	213,855
Class R	1.00%	0.50%	144,824
Total			$7,361,886

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $307,342 and $6,013 from the sale of class A and class M shares, respectively, and received $27,790 and $15,098 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $840 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,277,577,103	$4,078,670,431
U.S. government securities (Long-term)	—	—
Total	$4,277,577,103	$4,078,670,431

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Balanced Fund 109

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	12,592,277	$183,545,250	19,241,477	$264,499,350
Shares issued in connection with
reinvestment of distributions	2,078,280	30,114,156	6,104,752	82,669,475
	14,670,557	213,659,406	25,346,229	347,168,825
Shares repurchased	(18,946,045)	(276,153,053)	(17,151,354)	(234,060,159)
Net increase (decrease)	(4,275,488)	$(62,493,647)	8,194,875	$113,108,666

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	364,199	$5,193,735	917,767	$12,496,216
Shares issued in connection with
reinvestment of distributions	72,731	1,040,391	307,554	4,149,047
	436,930	6,234,126	1,225,321	16,645,263
Shares repurchased	(1,113,037)	(16,121,201)	(1,336,775)	(18,156,624)
Net decrease	(676,107)	$(9,887,075)	(111,454)	$(1,511,361)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	4,364,667	$62,210,045	7,819,945	$104,462,264
Shares issued in connection with
reinvestment of distributions	324,148	4,545,119	1,028,849	13,591,402
	4,688,815	66,755,164	8,848,794	118,053,666
Shares repurchased	(5,022,330)	(71,506,240)	(3,498,195)	(46,650,319)
Net increase (decrease)	(333,515)	$(4,751,076)	5,350,599	$71,403,347

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	227,589	$3,323,098	258,877	$3,519,750
Shares issued in connection with
reinvestment of distributions	36,164	520,575	127,186	1,718,394
	263,753	3,843,673	386,063	5,238,144
Shares repurchased	(305,845)	(4,435,457)	(494,595)	(6,868,610)
Net decrease	(42,092)	$(591,784)	(108,532)	$(1,630,466)

110 Dynamic Asset Allocation Balanced Fund

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 9/30/17		TO 9/30/16
Class P	Shares	Amount	Shares	Amount
Shares sold	7,194,724	$105,028,623	12,090,526	$170,075,104
Shares issued in connection with
reinvestment of distributions	328,999	4,796,670	43,000	595,119
	7,523,723	109,825,293	12,133,526	170,670,223
Shares repurchased	(5,658,079)	(83,168,795)	(1,249,952)	(17,551,327)
Net increase	1,865,644	$26,656,498	10,883,574	$153,118,896

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount
Shares sold	1,003,506	$14,564,662	1,245,657	$16,987,402
Shares issued in connection with
reinvestment of distributions	34,548	497,316	62,916	846,610
	1,038,054	15,061,978	1,308,573	17,834,012
Shares repurchased	(553,774)	(8,010,498)	(413,305)	(5,585,391)
Net increase	484,280	$7,051,480	895,268	$12,248,621

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R5	Shares	Amount	Shares	Amount
Shares sold	85,850	$1,241,394	175,685	$2,278,114
Shares issued in connection with
reinvestment of distributions	3,934	56,864	3,606	48,933
	89,784	1,298,258	179,291	2,327,047
Shares repurchased	(176,723)	(2,601,314)	(17,974)	(243,581)
Net increase (decrease)	(86,939)	$(1,303,056)	161,317	$2,083,466

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	5,878,097	$85,702,558	7,592,802	$104,275,830
Shares issued in connection with
reinvestment of distributions	326,155	4,756,856	473,180	6,420,756
	6,204,252	90,459,414	8,065,982	110,696,586
Shares repurchased	(2,931,132)	(42,953,882)	(1,932,798)	(26,576,871)
Net increase	3,273,120	$47,505,532	6,133,184	$84,119,715

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	11,241,296	$164,012,814	19,124,199	$261,924,130
Shares issued in connection with
reinvestment of distributions	534,190	7,791,520	1,451,097	19,671,854
	11,775,486	171,804,334	20,575,296	281,595,984
Shares repurchased	(5,089,109)	(74,167,992)	(20,883,236)	(288,613,985)
Net increase (decrease)	6,686,377	$97,636,342	(307,940)	$(7,018,001)

Dynamic Asset Allocation Balanced Fund 111

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,076	1.16%	$16,635

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/16	cost	proceeds	income	of 9/30/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$32,789,432	$205,138,686	$210,509,173	$241,616	$27,418,945
Putnam Short Term
Investment Fund**	271,201,319	360,000,000	396,500,000	2,022,461	234,701,319
Total Short-term
investments	$303,990,751	$565,138,686	$607,009,173	$2,264,077	$262,120,264

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

112 Dynamic Asset Allocation Balanced Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$20
Purchased currency options (contract amount)	$28,000,000
Written equity option contracts (contract amount)	$20
Written currency options (contract amount)	$28,000,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$485,500,000
Centrally cleared interest rate swap contracts (notional)	$340,300,000
OTC total return swap contracts (notional)	$232,300,000
OTC credit default contracts (notional)	$27,800,000
Centrally cleared credit default contracts (notional)	$182,100,000
Warrants (number of warrants)	110,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$6,022,980*	Unrealized depreciation	$7,198,193*
Foreign exchange
contracts	Investments, Receivables	2,965,758	Payables	2,158,586
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	11,215,526*	Unrealized depreciation	4,163,869*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,507,146*	Unrealized depreciation	3,011,867*
Total		$21,711,410		$16,532,515

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Balanced Fund 113

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$5,400,772	$5,400,772
Foreign exchange
contracts	—	1,167,429	—	4,814,205	—	$5,981,634
Equity contracts	315,719	(46,905)	38,378,819	—	4,704,981	$43,352,614
Interest rate
contracts	—	—	(3,212,513)	—	(418,214)	$(3,630,727)
Total	$315,719	$1,120,524	$35,166,306	$4,814,205	$9,687,539	$51,104,293

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(533,351)	$(533,351)
Foreign exchange
contracts	—	(116,481)	—	(889,711)	—	$(1,006,192)
Equity contracts	(34,648)	—	4,790,367	—	(4,486,245)	$269,474
Interest rate
contracts	—	—	(890,176)	—	(105,643)	$(995,819)
Total	$(34,648)	$(116,481)	$3,900,191	$(889,711)	$(5,125,239)	$(2,265,888)

114 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearingbroker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest
rate swap contracts§	$—	$—	$ 1,455,289	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 1,455,289
OTC Total return
swap contracts*#	—	8,672	—	889,283	—	6,579	4,949	—	—	—	—	—	—	—	—	909,483
OTC Credit
default contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts —
protection purchased*#	—	—	—	—	24,101	383,134	266,945	—	—	324,162	—	—	—	—	—	998,342
Futures contracts§	—	—	—	—	—	—	—	—	—	—	393,056	—	—	—	—	393,056
Forward currency
contracts #	217,899	82,442	—	576,190	—	121,730	293,685	358,748	221,999	—	—	408,450	248,811	191,657	210,743	2,932,354
Purchased options **#	33,404	—	—	—	—	—	—	—	—	—	—	—	—	—	—	33,404
Repurchase agreements **	—	—	—	—	—	—	—	46,088,000	—	—	45,000,000	—	—	—	—	91,088,000
Total Assets	$251,303	$91,114	$1,455,289	$1,465,473	$24,101	$511,443	$565,579	$46,446,748	$221,999	$324,162	$45,393,056	$408,450	$248,811	$191,657	$210,743	$97,809,928
Liabilities:
Centrally cleared interest
rate swap contracts§	—	—	1,415,298	—	—	—	—	—	—	—	—	—	—	—	—	1,415,298
OTC Total return swap
contracts*#	—	2,959	—	3,535,181	—	—	2,672	—	—	9,253	—	—	—	—	—	3,550,065
OTC Credit
default contracts —
protection sold *#	25,536	11,786	—	—	—	921,443	765,196	—	—	1,234,855	—	—	—	—	—	2,958,816
Centrally cleared credit
default contracts §	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	257,744	—	—	—	—	257,744
Forward currency
contracts #	220,569	68,334	—	211,814	—	88,715	575,658	88,921	366,705	—	—	178,694	286,164	42,406	21,395	2,149,375
Written options #	9,211	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,211

116 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 117

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearingbroker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Total Liabilities	$255,316	$83,079	$1,415,298	$3,746,995	$—	$1,010,158	$1,343,526	$88,921	$366,705	$1,244,108	$257,744	$178,694	$286,164	$42,406	$21,395	$10,340,509
Total Financial and
Derivative Net Assets	$(4,013)	$8,035	$39,991	$(2,281,522)	$24,101	$(498,715)	$(777,947)	$46,357,827	$(144,706)	$(919,946) $45,135,312		$229,756	$(37,353)	$149,251	$189,348	$87,469,419
Total collateral received
(pledged)†##	$—	$8,035	$—	$(2,259,817)	$—	$(498,715)	$(777,947)	$46,357,827	$(144,706)	$(919,946)	$45,135,312	$229,756	$—	$134,555	$—
Net amount	$(4,013)	$—	$39,991	$(21,705)	$24,101	$—	$—	$—	$—	$—	$—	$—	$(37,353)	$14,696	$189,348
Controlled collateral
received (including
TBA commitments)**	$—	$49,984	$—	$—	$—	$—	$—	$255,296	$—	$—	$—	$402,000	$—	$—	$—	$707,280
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$47,010,038	$—	$—	$45,900,000	$—	$—	$134,555	$—	$93,044,593
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$(2,259,817)	$—	$(569,219)	$(799,788)	$—	$(161,352)	$(1,012,652)	$—	$—	$—	$—	$—	$(4,802,828)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $7,908,628 and $3,440,544, respectively.

118 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 119

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $84,504,844 as a capital gain dividend with respect to the taxable year ended September 30, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 22.18% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 31.74%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $17,534,668 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

120 Dynamic Asset Allocation Balanced Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dynamic Asset Allocation Balanced Fund 121

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

122 Dynamic Asset Allocation Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Balanced Fund 123

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares.

A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

124 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
	Jonathan S. Horwitz	Nancy E. Florek
Boston, MA 02109	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered Public	James F. Clark
Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN059 308154 11/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$222,093	$ —	$41,788	$ —
September 30, 2016	$169,202	$ —	$36,983	$ —

For the fiscal years ended September 30, 2017 and September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $424,318 and $596,736 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2017	$ —	$382,530	$ —	$ —
September 30, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2017